Exhibit 2.454

SEVENTHEENTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

COLLECTABLE SPORTS ASSETS, LLC

THIS SEVENTEENTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE SPORTS ASSETS, LLC (the “Company”), dated effective as of May 25, 2022 (this “Amendment”), is made and entered into by the Members of the Company who have executed this Amendment.

RECITALS

WHEREAS, the Company is governed by that certain Amended and Restated Operating Agreement, dated as of July 7, 2020 (the “the Original Operating Agreement”), as amended by that certain First Amendment to Limited Liability Company Agreement dated as of August 31, 2020 (the “First Amendment”), as further amended by that certain Second Amendment to Limited Liability Company Agreement dated as of September 14, 2020 (the “Second Amendment”), as further amended by that certain Third Amendment to Limited Liability Company Agreement dated as of September 28, 2020 (the “Third Amendment”), as further amended by that certain Fourth Amendment to Limited Liability Company Agreement dated as of October 12, 2020 (the “Fourth Amendment”), as further amended by that certain Fifth Amendment to Limited Liability Company Agreement dated as of November 4, 2020 (the “Fifth Amendment”), as further amended by that certain Sixth Amendment to Limited Liability Company Agreement dated as of December 11, 2020 (the “Sixth Amendment”), as further amended by that certain Seventh Amendment to Limited Liability Company Agreement dated as of December 28, 2020 (the “Seventh Amendment”), as further amended by that certain Eighth Amendment to Limited Liability Company Agreement dated as of January 26, 2021 (the “Eighth Amendment”), as further amended by that certain Ninth Amendment to Limited Liability Company Agreement dated as of March 10, 2021 (the “Ninth Amendment”), as further amended by that certain Tenth Amendment to Limited Liability Company Agreement dated as of April 15, 2021 (the “Tenth Amendment”), as further amended by that certain Eleventh Amendment to Limited Liability Company Agreement dated as of May 7, 2021 (the “Eleventh Amendment”), as further amended by that certain Twelfth Amendment to Limited Liability Company Agreement dated as of June 28, 2021 (the “Twelfth Amendment”), as further amended by that certain Thirteenth Amendment to Limited Liability Company Agreement dated as of September 16, 2021 (the “Thirteenth Amendment”), as further amended by that certain Fourteenth Amendment to Limited Liability Company Agreement dated as of September 17, 2021 (the “Fourteenth Amendment”), as further amended by that certain Fifteenth Amendment to Limited Liability Company Agreement dated as of October 25, 2021 (the “Fifteenth Amendment”), as further amended by that certain Sixteenth Amendment to Limited Liability Company Agreement dated as of February 4, 2022 (the “Sixteenth Amendment”) and, together with the Original Operating Agreement, the “Existing Operating Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given them in the Existing Operating Agreement.

WHEREAS, the Company wishes to amend the Existing Operating Agreement by, among other things, deleting references to Series that are no longer being offered by the Company and to add 84 additional Series to be issued by the Company.

WHEREAS, pursuant to section 12.1 of the Existing Operating Agreement, the Managing Member, without the consent of any Economic Member, may amend any of the terms of the Existing Operating Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Operating Agreement is hereby amended as follows:

1. The definition of “Management Fee” set forth in Section 1.1 of the Existing Operating Agreement is amended to read as follows: ““Management Fee” means an amount equal to: (i) 50% of any Free Cash Flows available for distribution pursuant to Article VII, as generated by each Series; and (ii) any other fees that the Offering Document indicates are payable to the Manager for management of a Series and its Underlying Assets, and includes, without limitation any “performance” fee, whether based upon a net asset value of the Underlying Assets or some other measurement, or “Disposition Fee” (a fee due the Manager upon the sale or disposition of an Underlying Asset).”

2.  The Table of Contents to the Existing Operating Agreement is amended to:

(a) delete the references (including any Exhibit number designation set forth in the Table of Contents) to the following Series:
#WADECHROMEREFRACTORBGS10, #KAWHINT9.5, #LEBRONBOWMANREFRACTOR10, #LUKATIGER9.5, #MAHOMESCONTENDERSCRACKEDICE8, #TIGERSP1010, #1916THORPE, #48LEAFPAIGE3.5, #MAHOMESGOLDNT, #MAHOMESGOLDPRIZM, #BRADYCONTENDERS9.5, #MAHOMESCAMOPSA10, #CURRYREFRACTOR9.5, #GIANNISIMMACULATE, #AARON1954PSA8, #WADEEXQUISITE8.5, #1955TOPPSBASEBALLSET, #BREESFINESTBASKET, #JORDAN85STARBGS8.5, #KEVINDURANTEXQUISITEBGS9, #KILLEBREWJERSEY, #KOBE96REFRACTORBGS9.5, #KOBEATOMICREFRACTOR, #LEBRONSPXBGS9.5, #RUTH1933GOUDEYREDAUTOGRAPHED, #SANDERSPAYTONPASSINGTHETORCH, #SOTOORANGEREFRACTORBGS9.5, #TROUTBOWMANBASKET, #RUTH1916SPORTINGNEWSPSA7, #GIANNISGOLDPRIZMPSA9, #KOBE96FINESTREFRACTORSBGS9.5, #KOBEBRYANTESSENTIALCREDENTIALSBGS9.5, #TEDWILLIAMSTRIPLECROWNBAT, #TIGERTOURNAMENTSHIRTBASKET, #CURRYCHROMEREFRACTORPSA10, #JOSHALLENNTBASKET, #MAHOMESSBTICKET, #PURPLEMOOKIE, #LUKAFLAWLESS9.5, #TROUTBOWMANPRISTINE, #WILTCHAMBERLAINLAKERSROADJERSEY, #WILLIEMAYS1968JERSEY, #RUTH1918LOUISVILLESLUGGERSIGNEDLETTER, #MANTLE57AUTOBAT, #MANTLE56PSA9, #MANTLE52TOPPSPHOTO, #LEBRONNUMBERPIECEBGS8.5, #KDTOPPSCHROME10, #GARNETTLEBRONDUALLOGOMAN, #GALESAYERSJERSEY, #DIRKNOWITZKIBASKET, #DICKBUTKUSJERSEY, #CLEMENTE68JERSEY, #1982TOPPSBASEBALLTRAYPACKCASE, #LEBRONEXESSENTIALCREDENTIALSBGS9.5, #BILLRUSSELLEXQUISITEBGS9, #PAULPIERCE05ASGSNEAKERS, #LAMARJACKSONNTMIDNIGHTRPAPSA10, #TRAEYOUNGSUMMERLEAGUEJERSEY, #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY, #KYRIEIRVINGNETSDEBUTSNEAKERS, #KOBEFINALSEASONSNEAKERSVSDENVER, #KOBEFINALGAMEVSTORONTOSNEAKERS, #BABERUTH1917COLLINSMCCARTHYSGC2, #CYYOUNG1910E98REDPSA10, #REGGIEJACKSON1969A’SJERSEY, #VLADJR16BOWMANREDREFRACTORBGS9.5, #LEBRONEXQUISITEBASKET, #93SPBASEBALLWAX, #AARONJUDGESUPERFRACTORBGS9.5, #NAMATHRCPHOTO, #LEBRONMIAMIECF2013JERSEY, #TRAEYOUNGFIRSTCAREERSTARTJERSEY, #JORDANLASTDANCESNEAKERS, #YAOMINGJERSEY, #KOBEBRYANT81POINTGAMESHIRT, #KOBEBRYANT50POINTSTREAK, #KOBEBRYANTFINALMSGGAME, #1986FLEERBASKETBALLCOMPLETEPSA10, #MAHOMESFLAWLESSSHIELD1OF1, #1952MAYSBERKROSSPSA9, #1954AARONSGC8.5, #GARNETTSTOUDEMIREDUALLOGOMAN, #JETERYANKEEPINSTRIPESJERSEY2006, #JORDANROOKIEHOMEJERSEY, #LEBRON2017ECFCAVSJERSEY, #LEBRONJAMESCAVS2016JERSEY, #LUKAGOLDSELECT, #MICHAELJORDANFINALGAMESHORTS, #06WORLDCUPBALL, #07CHROMEBASKETBALLWAX, #1952MANTLEBERKROSSPSA8, #AMAREGARNETTMCGRADYTRIPLELOGOMAN, #BANKS68&69TOPPSPSA10BASKET, #BECKENBAUERCLEATS, #BECKHAMMILANWORN, #BUFFON06WC, #CRUFFCLEATS, #DEVINBOOKERBELEGENDARYSNEAKERS, #DIRKNOWITZKIJERSEY, #DONOVANMITCHELLSNEAKERS16GAMES2018-19, #DUNCANPARKERGINOBILITRIPLELOGOMAN, #GARNETTSTPATRICKSDAYCELTICSJERSEY, #GIANNISFIRSTMVPSEASONSHOES, #GIANNISMVPSEASONPLAYOFFJERSEY, #HAKEEMOLAJUWON96-97ROADJERSEY, #IMKEVINDURANTWARRIORSJERSEY, #INIESTA10WC, #IVERSONMVPJERSEY, #JAMESHARDENNIPSEYHUSTLESNEAKERS, #JORDAN98PLAYOFFBULLSSIGNEDJERSEY, #JORDANFINALGAMEWARMUPSHIRT, #JORDANLEBRONSPXDUALFORCES, #JORDANMAGICDUALJERSEYAUTOSBGS9, #KARLMALONE1992JAZZJERSEY, #KAWHIFLAWLESSRAINBOW, #KEVINGARNETTFINALCAREERJERSEY, #KOBE1997AIRBALLGAMEUSEDSHOES, #KOBEBRYANTFINALASGBALL, #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY, #LARRYBIRD3POINTCONTESTSHIRT, #LEBRON07-08CAVSJERSEY, #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS, #LEBRONJAMES2010WARMUPSHIRT, #LEBRONLAKERSCAVSEMPLOYEEGAME, #LINSANITYKNICKSJERSEY, #LONZOBALLUCLAJERSEY, #LUIZRONALDO02WC, #MAHOMESTIEDYEAUTO, #MARADONASUSPENSIONJERSEY, #MBAPPEMESSINEYMARBASKET, #MESSIMEGACRACKSBGS9.5BASKET, #PAULPIERCE09ASGJERSEY, #PAULPIERCE2012ASGJERSEY, #PELEFRIENDLYWORN, #REGGIEMILLER1STASGJERSEY, #RONALDO08UEFA, #SATCHELPAIGE1949BOWMANSGC8, #SCOTTIEPIPPENLASTDANCESNEAKERS, #SHAQROOKIEWARMUPJACKET, #TATISGOLDBGS9.5, #TIMDUNCANSPURSJERSEY, #TROUTGOLDSTERLING9.5, #YAOMINGFINALGAMESNEAKERS, #93FINALSPENNANT, #MAYS1957LADDERBASKET, #KRAKEN6COLLECTION and #LEBRONMCGRADYLOGOMAN.

Seventeenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 12

(b) add the following immediately below the current references to the Exhibits that begins on page 4 of the Table of Contents to the Existing Operating Agreement immediately following Exhibit 434:

Exhibit 435 - Series Designation SERIES #GEHRIG1933GOUDEYSGC9

Exhibit 436 - Series Designation SERIES #DURANT07-08EXQUISITELIMITEDLOGOSBGS9.5

Exhibit 437 - Series Designation SERIES #PELE58-59TUPINAMBAPSA7

Exhibit 438 - Series Designation SERIES #GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4

Exhibit 439 - Series Designation SERIES #HAMILTONREDSAPPHIRE

Exhibit 440 - Series Designation SERIES #2002FINESTLEBRON

Exhibit 441 - Series Designation SERIES #2000BRADYDEBUT

Exhibit 442 - Series Designation SERIES #MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING

Exhibit 443 - Series Designation SERIES #LEBRONLAKERSJERSEY 6

Exhibit 444 - Series Designation SERIES #84JORDANRCJERSEY

Exhibit 445 - Series Designation SERIES #DSAJ1SNEAKERS

Exhibit 446 - Series Designation SERIES #TATUMFLAWLESSGOLDBGS9.5

Exhibit 447 - Series Designation SERIES #GRETZKYUDSHIELD

Exhibit 448 - Series Designation SERIES #MAHOMESBRONZESTARSBASKET10

Exhibit 449 - Series Designation SERIES #SERENANETPROAUTO

Exhibit 450 - Series Designation SERIES #DURANTKOBELOGOMAN

Exhibit 451 - Series Designation SERIES #MCDAVIDGREENPMG

Exhibit 452 - Series Designation SERIES #NOLANRYAN1968TOPPSPSA8.5

Exhibit 453 - Series Designation SERIES #SINGLE ASSET 2022_50K_#1, #SINGLE ASSET 2022_50K_#2, #SINGLE ASSET 2022_50K_#3, #SINGLE ASSET 2022_50K_#4, #SINGLE ASSET 2022_50K_#5, #SINGLE ASSET 2022_50K_#6, #SINGLE ASSET 2022_50K_#7, #SINGLE ASSET 2022_50K_#8, #SINGLE ASSET 2022_50K_#9, #SINGLE ASSET 2022_50K_#10, #SINGLE ASSET 2022_50K_#11, #SINGLE ASSET 2022_50K_#12, #SINGLE ASSET 2022_50K_#13, #SINGLE ASSET 2022_50K_#14, #SINGLE ASSET 2022_50K_#15, #SINGLE ASSET 2022_50K_#16, #SINGLE ASSET 2022_50K_#17, #SINGLE ASSET 2022_50K_#18, #SINGLE ASSET 2022_50K_#19 AND #SINGLE ASSET 2022_50K_#20

Exhibit 454 - Series Designation SERIES #SINGLE ASSET 2022_100K_#1, #SINGLE ASSET 2022_100K_#2, #SINGLE ASSET 2022_100K_#3, #SINGLE ASSET 2022_100K_#4, #SINGLE ASSET 2022_100K_#5, #SINGLE ASSET 2022_100K_#6, #SINGLE ASSET 2022_100K_#7, #SINGLE ASSET 2022_100K_#8, #SINGLE ASSET 2022_100K_#9, #SINGLE ASSET 2022_100K_#10, #SINGLE ASSET 2022_100K_#11, #SINGLE ASSET 2022_100K_#12, #SINGLE ASSET 2022_100K_#13, #SINGLE ASSET 2022_100K_#14, #SINGLE ASSET 2022_100K_#15, #SINGLE ASSET 2022_100K_#16, #SINGLE ASSET 2022_100K_#17, #SINGLE ASSET 2022_100K_#18, #SINGLE ASSET 2022_100K_#19 and #SINGLE ASSET 2022_100K_#202

Exhibit 455 - Series Designation SERIES #SINGLE ASSET 2022_250K_#3, #SINGLE ASSET 2022_250K_#2, #SINGLE ASSET 2022_250K_#3, #SINGLE ASSET 2022_250K_#4, #SINGLE ASSET 2022_250K_#5, #SINGLE ASSET 2022_250K_#6, #SINGLE ASSET 2022_250K_#7, #SINGLE ASSET 2022_250K_#8, #SINGLE ASSET 2022_250K_#9 and #SINGLE ASSET 2022_250K_#10

Exhibit 456 - Series Designation SERIES #SINGLE ASSET 2022_500K_#1, #SINGLE ASSET 2022_500K _#2, #SINGLE ASSET 2022_500K_#3, #SINGLE ASSET 2022_500K_#4, #SINGLE ASSET 2022_500K_#5, #SINGLE ASSET 2022_500K_#6 and #SINGLE ASSET 2022_500K_#7

Exhibit 457 - Series Designation SERIES #SINGLE ASSET 2022_1M_#1, #SINGLE ASSET 2022_1M_#2, #SINGLE ASSET 2022_1M_#3, #SINGLE ASSET 2022_1M_#4 and #SINGLE ASSET 2022_1M_#5

Exhibit 458 - Series Designation SERIES #CURATED PORFOLIO 2022_1.5M_#1

Exhibit 459 - Series Designation SERIES #CURATED PORFOLIO 2022_2M_#1

Exhibit 460 - Series Designation SERIES #CURATED PORFOLIO 2022_3M_#1

Exhibit 461 - Series Designation SERIES #CURATED PORFOLIO 2022_5M_#1

Seventeenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 3 of 12

3. Section 15.11(a) of the Existing Operating Agreement is amended to

(a) delete the references (including any Exhibit number designation set forth in Section 15.11(a) to the following Series:
#WADECHROMEREFRACTORBGS10, #KAWHINT9.5, #LEBRONBOWMANREFRACTOR10, #LUKATIGER9.5, #MAHOMESCONTENDERSCRACKEDICE8, #TIGERSP1010, #1916THORPE, #48LEAFPAIGE3.5, #MAHOMESGOLDNT, #MAHOMESGOLDPRIZM, #BRADYCONTENDERS9.5, #MAHOMESCAMOPSA10, #CURRYREFRACTOR9.5, #GIANNISIMMACULATE, #AARON1954PSA8, #WADEEXQUISITE8.5, #1955TOPPSBASEBALLSET, #BREESFINESTBASKET, #JORDAN85STARBGS8.5, #KEVINDURANTEXQUISITEBGS9, #KILLEBREWJERSEY, #KOBE96REFRACTORBGS9.5, #KOBEATOMICREFRACTOR, #LEBRONSPXBGS9.5, #RUTH1933GOUDEYREDAUTOGRAPHED, #SANDERSPAYTONPASSINGTHETORCH, #SOTOORANGEREFRACTORBGS9.5, #TROUTBOWMANBASKET, #RUTH1916SPORTINGNEWSPSA7, #GIANNISGOLDPRIZMPSA9, #KOBE96FINESTREFRACTORSBGS9.5, #KOBEBRYANTESSENTIALCREDENTIALSBGS9.5, #TEDWILLIAMSTRIPLECROWNBAT, #TIGERTOURNAMENTSHIRTBASKET, #CURRYCHROMEREFRACTORPSA10, #JOSHALLENNTBASKET, #MAHOMESSBTICKET, #PURPLEMOOKIE, #LUKAFLAWLESS9.5, #TROUTBOWMANPRISTINE, #WILTCHAMBERLAINLAKERSROADJERSEY, #WILLIEMAYS1968JERSEY, #RUTH1918LOUISVILLESLUGGERSIGNEDLETTER, #MANTLE57AUTOBAT, #MANTLE56PSA9, #MANTLE52TOPPSPHOTO, #LEBRONNUMBERPIECEBGS8.5, #KDTOPPSCHROME10, #GARNETTLEBRONDUALLOGOMAN, #GALESAYERSJERSEY, #DIRKNOWITZKIBASKET, #DICKBUTKUSJERSEY, #CLEMENTE68JERSEY, #1982TOPPSBASEBALLTRAYPACKCASE, #LEBRONEXESSENTIALCREDENTIALSBGS9.5, #BILLRUSSELLEXQUISITEBGS9, #PAULPIERCE05ASGSNEAKERS, #LAMARJACKSONNTMIDNIGHTRPAPSA10, #TRAEYOUNGSUMMERLEAGUEJERSEY, #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY, #KYRIEIRVINGNETSDEBUTSNEAKERS, #KOBEFINALSEASONSNEAKERSVSDENVER, #KOBEFINALGAMEVSTORONTOSNEAKERS, #BABERUTH1917COLLINSMCCARTHYSGC2, #CYYOUNG1910E98REDPSA10, #REGGIEJACKSON1969A’SJERSEY, #VLADJR16BOWMANREDREFRACTORBGS9.5, #LEBRONEXQUISITEBASKET, #93SPBASEBALLWAX, #AARONJUDGESUPERFRACTORBGS9.5, #NAMATHRCPHOTO, #LEBRONMIAMIECF2013JERSEY, #TRAEYOUNGFIRSTCAREERSTARTJERSEY, #JORDANLASTDANCESNEAKERS, #YAOMINGJERSEY, #KOBEBRYANT81POINTGAMESHIRT, #KOBEBRYANT50POINTSTREAK, #KOBEBRYANTFINALMSGGAME, #1986FLEERBASKETBALLCOMPLETEPSA10, #MAHOMESFLAWLESSSHIELD1OF1, #1952MAYSBERKROSSPSA9, #1954AARONSGC8.5, #GARNETTSTOUDEMIREDUALLOGOMAN, #JETERYANKEEPINSTRIPESJERSEY2006, #JORDANROOKIEHOMEJERSEY, #LEBRON2017ECFCAVSJERSEY, #LEBRONJAMESCAVS2016JERSEY, #LUKAGOLDSELECT, #MICHAELJORDANFINALGAMESHORTS, #06WORLDCUPBALL, #07CHROMEBASKETBALLWAX, #1952MANTLEBERKROSSPSA8, #AMAREGARNETTMCGRADYTRIPLELOGOMAN, #BANKS68&69TOPPSPSA10BASKET, #BECKENBAUERCLEATS, #BECKHAMMILANWORN, #BUFFON06WC, #CRUFFCLEATS, #DEVINBOOKERBELEGENDARYSNEAKERS, #DIRKNOWITZKIJERSEY, #DONOVANMITCHELLSNEAKERS16GAMES2018-19, #DUNCANPARKERGINOBILITRIPLELOGOMAN, #GARNETTSTPATRICKSDAYCELTICSJERSEY, #GIANNISFIRSTMVPSEASONSHOES, #GIANNISMVPSEASONPLAYOFFJERSEY, #HAKEEMOLAJUWON96-97ROADJERSEY, #IMKEVINDURANTWARRIORSJERSEY, #INIESTA10WC, #IVERSONMVPJERSEY, #JAMESHARDENNIPSEYHUSTLESNEAKERS, #JORDAN98PLAYOFFBULLSSIGNEDJERSEY, #JORDANFINALGAMEWARMUPSHIRT, #JORDANLEBRONSPXDUALFORCES, #JORDANMAGICDUALJERSEYAUTOSBGS9, #KARLMALONE1992JAZZJERSEY, #KAWHIFLAWLESSRAINBOW, #KEVINGARNETTFINALCAREERJERSEY, #KOBE1997AIRBALLGAMEUSEDSHOES, #KOBEBRYANTFINALASGBALL, #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY, #LARRYBIRD3POINTCONTESTSHIRT, #LEBRON07-08CAVSJERSEY, #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS, #LEBRONJAMES2010WARMUPSHIRT, #LEBRONLAKERSCAVSEMPLOYEEGAME, #LINSANITYKNICKSJERSEY, #LONZOBALLUCLAJERSEY, #LUIZRONALDO02WC, #MAHOMESTIEDYEAUTO, #MARADONASUSPENSIONJERSEY, #MBAPPEMESSINEYMARBASKET, #MESSIMEGACRACKSBGS9.5BASKET, #PAULPIERCE09ASGJERSEY, #PAULPIERCE2012ASGJERSEY, #PELEFRIENDLYWORN, #REGGIEMILLER1STASGJERSEY, #RONALDO08UEFA, #SATCHELPAIGE1949BOWMANSGC8, #SCOTTIEPIPPENLASTDANCESNEAKERS, #SHAQROOKIEWARMUPJACKET, #TATISGOLDBGS9.5, #TIMDUNCANSPURSJERSEY, #TROUTGOLDSTERLING9.5, #YAOMINGFINALGAMESNEAKERS, #93FINALSPENNANT, #MAYS1957LADDERBASKET, #KRAKEN6COLLECTION and #LEBRONMCGRADYLOGOMAN.

Seventeenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 12

(b) delete the “and” that appears at the end of current subsection (433); to replace the “.”” that appears at the end of current subsection (434) with a “;”, and to add the following immediately below subsection (434) thereof:

(435) - Series Designation #GEHRIG1933GOUDEYSGC9

(436) - Series Designation #DURANT07-08EXQUISITELIMITEDLOGOSBGS9.5

(437) - Series Designation #PELE58-59TUPINAMBAPSA7

(438) - Series Designation #GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4

(439) - Series Designation #HAMILTONREDSAPPHIRE

(440) - Series Designation #2002FINESTLEBRON

(441) - Series Designation #2000BRADYDEBUT

(442) - Series Designation #MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING

(443) - Series Designation #LEBRONLAKERSJERSEY 6

(444) - Series Designation #84JORDANRCJERSEY

(445) - Series Designation #DSAJ1SNEAKERS

(446) - Series Designation #TATUMFLAWLESSGOLDBGS9.5

(447) - Series Designation #GRETZKYUDSHIELD

(448) - Series Designation #MAHOMESBRONZESTARSBASKET10

(449) - Series Designation #SERENANETPROAUTO

(450) - Series Designation #DURANTKOBELOGOMAN

(451) - Series Designation #MCDAVIDGREENPMG

(452) - Series Designation #NOLANRYAN1968TOPPSPSA8.5

(453) - Series Designation #SINGLE ASSET 2022_50K_#1, #SINGLE ASSET 2022_50K_#2, #SINGLE ASSET 2022_50K_#3, #SINGLE ASSET 2022_50K_#4, #SINGLE ASSET 2022_50K_#5, #SINGLE ASSET 2022_50K_#6, #SINGLE ASSET 2022_50K_#7, #SINGLE ASSET 2022_50K_#8, #SINGLE ASSET 2022_50K_#9, #SINGLE ASSET 2022_50K_#10, #SINGLE ASSET 2022_50K_#11, #SINGLE ASSET 2022_50K_#12, #SINGLE ASSET 2022_50K_#13, #SINGLE ASSET 2022_50K_#14, #SINGLE ASSET 2022_50K_#15, #SINGLE ASSET 2022_50K_#16, #SINGLE ASSET 2022_50K_#17, #SINGLE ASSET 2022_50K_#18, #SINGLE ASSET 2022_50K_#19 AND #SINGLE ASSET 2022_50K_#20

(454) - Series Designation #SINGLE ASSET 2022_100K_#1, #SINGLE ASSET 2022_100K_#2, #SINGLE ASSET 2022_100K_#3, #SINGLE ASSET 2022_100K_#4, #SINGLE ASSET 2022_100K_#5, #SINGLE ASSET 2022_100K_#6, #SINGLE ASSET 2022_100K_#7, #SINGLE ASSET 2022_100K_#8, #SINGLE ASSET 2022_100K_#9, #SINGLE ASSET 2022_100K_#10, #SINGLE ASSET 2022_100K_#11, #SINGLE ASSET 2022_100K_#12, #SINGLE ASSET 2022_100K_#13, #SINGLE ASSET 2022_100K_#14, #SINGLE ASSET 2022_100K_#15, #SINGLE ASSET 2022_100K_#16, #SINGLE ASSET 2022_100K_#17, #SINGLE ASSET 2022_100K_#18, #SINGLE ASSET 2022_100K_#19 and #SINGLE ASSET 2022_100K_#20

(455) - Series Designation #SINGLE ASSET 2022_250K_#1, #SINGLE ASSET 2022_250K_#2, #SINGLE ASSET 2022_250K_#3, #SINGLE ASSET 2022_250K_#4, #SINGLE ASSET 2022_250K_#5, #SINGLE ASSET 2022_250K_#6, #SINGLE ASSET 2022_250K_#7, #SINGLE ASSET 2022_250K_#8, #SINGLE ASSET 2022_250K_#9 and #SINGLE ASSET 2022_250K_#10

(456) - Series Designation #SINGLE ASSET 2022_500K_#1 #SINGLE ASSET 2022_500K_#2, #SINGLE ASSET 2022_500K_#3, #SINGLE ASSET 2022_500K_#4, #SINGLE ASSET 2022_500K_#5, #SINGLE ASSET 2022_500K_#6 and #SINGLE ASSET 2022_500K_#7

(457) - Series Designation #SINGLE ASSET 2022_1M_#1, #SINGLE ASSET 2022_1M_#2, #SINGLE ASSET 2022_1M_#3, #SINGLE ASSET 2022_1M_#4 and #SINGLE ASSET 2022_1M_#5

(458) - Series Designation #CURATED PORFOLIO 2022_1.5M_#1

Seventeenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 12

(459) - Series Designation #CURATED PORFOLIO 2022_2M_#1

(460) - Series Designation #CURATED PORFOLIO 2022_3M_#1

(461) - Series Designation #CURATED PORFOLIO 2022_5M_#1

4. Section 15.11(b) of the Existing Operating Agreement is amended to change the reference from “Exhibits 1-434” to “Exhibits 1-461”.

5. Signature blocks for each of:
#WADECHROMEREFRACTORBGS10, #KAWHINT9.5, #LEBRONBOWMANREFRACTOR10, #LUKATIGER9.5, #MAHOMESCONTENDERSCRACKEDICE8, #TIGERSP1010, #1916THORPE, #48LEAFPAIGE3.5, #MAHOMESGOLDNT, #MAHOMESGOLDPRIZM, #BRADYCONTENDERS9.5, #MAHOMESCAMOPSA10, #CURRYREFRACTOR9.5, #GIANNISIMMACULATE, #AARON1954PSA8, #WADEEXQUISITE8.5, #1955TOPPSBASEBALLSET, #BREESFINESTBASKET, #JORDAN85STARBGS8.5, #KEVINDURANTEXQUISITEBGS9, #KILLEBREWJERSEY, #KOBE96REFRACTORBGS9.5, #KOBEATOMICREFRACTOR, #LEBRONSPXBGS9.5, #RUTH1933GOUDEYREDAUTOGRAPHED, #SANDERSPAYTONPASSINGTHETORCH, #SOTOORANGEREFRACTORBGS9.5, #TROUTBOWMANBASKET, #RUTH1916SPORTINGNEWSPSA7, #GIANNISGOLDPRIZMPSA9, #KOBE96FINESTREFRACTORSBGS9.5, #KOBEBRYANTESSENTIALCREDENTIALSBGS9.5, #TEDWILLIAMSTRIPLECROWNBAT, #TIGERTOURNAMENTSHIRTBASKET, #CURRYCHROMEREFRACTORPSA10, #JOSHALLENNTBASKET, #MAHOMESSBTICKET, #PURPLEMOOKIE, #LUKAFLAWLESS9.5, #TROUTBOWMANPRISTINE, #WILTCHAMBERLAINLAKERSROADJERSEY, #WILLIEMAYS1968JERSEY, #RUTH1918LOUISVILLESLUGGERSIGNEDLETTER, #MANTLE57AUTOBAT, #MANTLE56PSA9, #MANTLE52TOPPSPHOTO, #LEBRONNUMBERPIECEBGS8.5, #KDTOPPSCHROME10, #GARNETTLEBRONDUALLOGOMAN, #GALESAYERSJERSEY, #DIRKNOWITZKIBASKET, #DICKBUTKUSJERSEY, #CLEMENTE68JERSEY, #1982TOPPSBASEBALLTRAYPACKCASE, #LEBRONEXESSENTIALCREDENTIALSBGS9.5, #BILLRUSSELLEXQUISITEBGS9, #PAULPIERCE05ASGSNEAKERS, #LAMARJACKSONNTMIDNIGHTRPAPSA10, #TRAEYOUNGSUMMERLEAGUEJERSEY, #ANTHONYDAVISLAKERSKOBEBRYANTPATCHJERSEY, #KYRIEIRVINGNETSDEBUTSNEAKERS, #KOBEFINALSEASONSNEAKERSVSDENVER, #KOBEFINALGAMEVSTORONTOSNEAKERS, #BABERUTH1917COLLINSMCCARTHYSGC2, #CYYOUNG1910E98REDPSA10, #REGGIEJACKSON1969A’SJERSEY, #VLADJR16BOWMANREDREFRACTORBGS9.5, #LEBRONEXQUISITEBASKET, #93SPBASEBALLWAX, #AARONJUDGESUPERFRACTORBGS9.5, #NAMATHRCPHOTO, #LEBRONMIAMIECF2013JERSEY, #TRAEYOUNGFIRSTCAREERSTARTJERSEY, #JORDANLASTDANCESNEAKERS, #YAOMINGJERSEY, #KOBEBRYANT81POINTGAMESHIRT, #KOBEBRYANT50POINTSTREAK, #KOBEBRYANTFINALMSGGAME, #1986FLEERBASKETBALLCOMPLETEPSA10, #MAHOMESFLAWLESSSHIELD1OF1, #1952MAYSBERKROSSPSA9, #1954AARONSGC8.5, #GARNETTSTOUDEMIREDUALLOGOMAN, #JETERYANKEEPINSTRIPESJERSEY2006, #JORDANROOKIEHOMEJERSEY, #LEBRON2017ECFCAVSJERSEY, #LEBRONJAMESCAVS2016JERSEY, #LUKAGOLDSELECT, #MICHAELJORDANFINALGAMESHORTS, #06WORLDCUPBALL, #07CHROMEBASKETBALLWAX, #1952MANTLEBERKROSSPSA8, #AMAREGARNETTMCGRADYTRIPLELOGOMAN, #BANKS68&69TOPPSPSA10BASKET, #BECKENBAUERCLEATS, #BECKHAMMILANWORN, #BUFFON06WC, #CRUFFCLEATS, #DEVINBOOKERBELEGENDARYSNEAKERS, #DIRKNOWITZKIJERSEY, #DONOVANMITCHELLSNEAKERS16GAMES2018-19, #DUNCANPARKERGINOBILITRIPLELOGOMAN, #GARNETTSTPATRICKSDAYCELTICSJERSEY, #GIANNISFIRSTMVPSEASONSHOES, #GIANNISMVPSEASONPLAYOFFJERSEY, #HAKEEMOLAJUWON96-97ROADJERSEY, #IMKEVINDURANTWARRIORSJERSEY, #INIESTA10WC, #IVERSONMVPJERSEY, #JAMESHARDENNIPSEYHUSTLESNEAKERS, #JORDAN98PLAYOFFBULLSSIGNEDJERSEY, #JORDANFINALGAMEWARMUPSHIRT, #JORDANLEBRONSPXDUALFORCES, #JORDANMAGICDUALJERSEYAUTOSBGS9, #KARLMALONE1992JAZZJERSEY, #KAWHIFLAWLESSRAINBOW, #KEVINGARNETTFINALCAREERJERSEY, #KOBE1997AIRBALLGAMEUSEDSHOES, #KOBEBRYANTFINALASGBALL, #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY, #LARRYBIRD3POINTCONTESTSHIRT, #LEBRON07-08CAVSJERSEY, #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS, #LEBRONJAMES2010WARMUPSHIRT, #LEBRONLAKERSCAVSEMPLOYEEGAME, #LINSANITYKNICKSJERSEY, #LONZOBALLUCLAJERSEY, #LUIZRONALDO02WC, #MAHOMESTIEDYEAUTO, #MARADONASUSPENSIONJERSEY, #MBAPPEMESSINEYMARBASKET, #MESSIMEGACRACKSBGS9.5BASKET, #PAULPIERCE09ASGJERSEY, #PAULPIERCE2012ASGJERSEY, #PELEFRIENDLYWORN, #REGGIEMILLER1STASGJERSEY, #RONALDO08UEFA, #SATCHELPAIGE1949BOWMANSGC8, #SCOTTIEPIPPENLASTDANCESNEAKERS, #SHAQROOKIEWARMUPJACKET, #TATISGOLDBGS9.5, #TIMDUNCANSPURSJERSEY, #TROUTGOLDSTERLING9.5, #YAOMINGFINALGAMESNEAKERS, #93FINALSPENNANT, #MAYS1957LADDERBASKET, #KRAKEN6COLLECTION and #LEBRONMCGRADYLOGOMAN shall be deleted from the signature page(s) of the Existing Operating Agreement.

Seventeenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 6 of 12

6. Signature blocks for each of:
SERIES #GEHRIG1933GOUDEYSGC9; SERIES #DURANT07-08EXQUISITELIMITEDLOGOSBGS9.5; SERIES #PELE58-59TUPINAMBAPSA7; SERIES #GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4; SERIES #HAMILTONREDSAPPHIRE; SERIES #2002FINESTLEBRON; SERIES #2000BRADYDEBUT; SERIES #MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING; SERIES #LEBRONLAKERSJERSEY 6; SERIES #84JORDANRCJERSEY; SERIES #DSAJ1SNEAKERS; SERIES #TATUMFLAWLESSGOLDBGS9.5; SERIES #GRETZKYUDSHIELD; SERIES #MAHOMESBRONZESTARSBASKET10; SERIES #SERENANETPROAUTO; SERIES #DURANTKOBELOGOMAN; SERIES #MCDAVIDGREENPMG; SERIES #NOLANRYAN1968TOPPSPSA8.5; SERIES #SINGLE ASSET 2022_50K_#1; SERIES #SINGLE ASSET 2022_50K_#2; SERIES #SINGLE ASSET 2022_50K_#3; SERIES #SINGLE ASSET 2022_50K_#4; SERIES #SINGLE ASSET 2022_50K_#5; SERIES #SINGLE ASSET 2022_50K_#6; SERIES #SINGLE ASSET 2022_50K_#7; SERIES #SINGLE ASSET 2022_50K_#8; SERIES #SINGLE ASSET 2022_50K_#9; SERIES #SINGLE ASSET 2022_50K_#10; SERIES #SINGLE ASSET 2022_50K_#11; SERIES #SINGLE ASSET 2022_50K_#12; SERIES #SINGLE ASSET 2022_50K_#13; SERIES #SINGLE ASSET 2022_50K_#14; SERIES #SINGLE ASSET 2022_50K_#15; SERIES #SINGLE ASSET 2022_50K_#16; SERIES #SINGLE ASSET 2022_50K_#17; SERIES #SINGLE ASSET 2022_50K_#18; SERIES #SINGLE ASSET 2022_50K_#19; SERIES #SINGLE ASSET 2022_50K_#20; SERIES #SINGLE ASSET 2022_100K_#1; SERIES #SINGLE ASSET 2022_100K_#2; SERIES #SINGLE ASSET 2022_100K_#3; SERIES #SINGLE ASSET 2022_100K_#4; SERIES #SINGLE ASSET 2022_100K_#5; SERIES #SINGLE ASSET 2022_100K_#6; SERIES #SINGLE ASSET 2022_100K_#7; SERIES #SINGLE ASSET 2022_100K_#8; SERIES #SINGLE ASSET 2022_100K_#9; SERIES #SINGLE ASSET 2022_100K_#10; SERIES #SINGLE ASSET 2022_100K_#11; SERIES #SINGLE ASSET 2022_100K_#12; SERIES #SINGLE ASSET 2022_100K_#13; SERIES #SINGLE ASSET 2022_100K_#14; SERIES #SINGLE ASSET 2022_100K_#15; SERIES #SINGLE ASSET 2022_100K_#16; SERIES #SINGLE ASSET 2022_100K_#17; SERIES #SINGLE ASSET 2022_100K_#18; SERIES #SINGLE ASSET 2022_100K_#19; SERIES #SINGLE ASSET 2022_100K_#20; SERIES #SINGLE ASSET 2022_250K_#1; SERIES #SINGLE ASSET 2022_250K_#2; SERIES #SINGLE ASSET 2022_250K_#3; SERIES #SINGLE ASSET 2022_250K_#4; SERIES #SINGLE ASSET 2022_250K_#5; SERIES #SINGLE ASSET 2022_250K_#6; SERIES #SINGLE ASSET 2022_250K_#7; SERIES #SINGLE ASSET 2022_250K_#8; SERIES #SINGLE ASSET 2022_250K_#9; SERIES #SINGLE ASSET 2022_250K_#10; SERIES #SINGLE ASSET 2022_500K_#1; SERIES #SINGLE ASSET 2022_500K_#2; SERIES #SINGLE ASSET 2022_500K_#3; SERIES #SINGLE ASSET 2022_500K_#4; SERIES #SINGLE ASSET 2022_500K_#5; SERIES #SINGLE ASSET 2022_500K_#6; SERIES #SINGLE ASSET 2022_500K_#7; SERIES #SINGLE ASSET 2022_1M_#1; SERIES #SINGLE ASSET 2022_1M_#2; SERIES #SINGLE ASSET 2022_1M_#3; SERIES #SINGLE ASSET 2022_1M_#4; SERIES #SINGLE ASSET 2022_1M_#5; SERIES #CURATED PORFOLIO 2022_1.5M_#1; SERIES #CURATED PORFOLIO 2022_2M_#1; SERIES #CURATED PORFOLIO 2022_3M_#1; and SERIES #CURATED PORFOLIO 2022_5M_#1 shall be added to the signature page(s) of the Existing Operating Agreement.

7. Schedules I through XXXVII to this Amendment shall be added, respectively, as Exhibits 435 through and 461 to the Existing Operating Agreement

8. No Other Modification. Except as specifically modified herein, all terms and conditions of the Existing Operating Agreement remain unmodified and in full force and effect.

9. Headings. The section headings contained in this Amendment are for reference purposes only and will not affect in any way the meaning or interpretation of this Amendment.

10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

[Signatures on Next Pages]

Seventeenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 7 of 12

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AMENDMENT NO. 17
TO
Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

IN WITNESS WHEREOF, this Seventeenth Amendment to the Operating Agreement of COLLECTABLE SPORTS ASSETS, LLC is executed effective as of the date first written above.

MANAGING MEMBER OF
COLLECTABLE SPORTS ASSETS, LLC

CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Jarod Winters
Name:	Jarod Winters
Title:	COO

[Signatures Continue on Following Pages]

Seventeenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 8 of 12

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AMENDMENT NO. 17
TO
Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

MANAGING MEMBER OF THE FOLLOWING SERIES OF COLLECTABLE SPORTS ASSETS, LLC:

#LEBRONROOKIE

#JORDANPSA10

#RUTHGEHRIGBALL

#ALIWBCBELT

#JACKIEROBINSONAUTOBAT

#KAWHIBASKET

#GIANNISRPA

#DURANTCHROMEREFRACTORPSA10

#MANTLE1952BOWMANPSA8

#CHAMBERLAINHSUNIFORM

#18-19BASKETBALLGROWTHBASKET

#MAHOMESEMERALDRPABGS9

#LEBRONBLACKREFRACTOR

#BANKS1954PSA9

#EMMITTSMITHMVPBASKET

#1986WAX

#ZIONRPABGS9

#BRADYROOKIE

#TIGERPUTTER

#COBBMINTE98

#EMMITTSMITH10KJERSEY

#JORDANROOKIEJERSEY

#UNITAS1965JERSEY

#MANTLE1952TOPPSPSA8

#2000PLAYOFFCONTENDERSWAX

#GIANNISGOLDIMMACULATE

#MOOKIEBETTSGLOVE

#TIGERSIFORKIDS

#DONCICBLUEPSA10

#GLEYBERTORRESORANGE9.5

#TATUMFLAWLESS10

#TEDWILLIAMS1939PLAYBALL

#MAGICBIRDDRJPSA8BASKET

#TRAEYOUNGFLAWLESSBGS9

#DWADEULTIMATE

#GRETZKYOPEECHEE1979

#ACUNAGOLD9.5

#BRADYPLAYOFFCONTENDERSBASKET

#COBBVINTAGET206PHOTO

#MAYS1960PSA9

#BETTSBLUEREFRACTORBASKET

#SEAGERORANGEREFRACTORBASKET

#LEBRONMELOWADETRIORC

#1969TOPPSBASKETBALLSET
#MONTANARCPSA10#
FRANKROBINSON1957PSA9BASKET
#LEBRONEMBLEMSOFENDORSEMENT

#MANTLE1956PSA8BASKET

#CROSBYTHECUPBASKET

#AARON1954PSA8.5

#OVECHKINTHECUPBGS8.5

#MESSIROOKIEBASKET

#ANDRETHEGIANT

#MAYS1959PSA9BASKET

#JOSHALLENGOLDBGS9.5

#MARINOMANNINGFAVREJERSEYS

#CURRYRPABGS9.5

#TIGERSPAUTHENTICBGS9.5

#YASTRZEMSKIRC9BASKET

#MANTLE1968PSA9BASKET

#ELWAY1984ROOKIECARDPSA10BASKET

#JETERFOILRCBASKETBGS9.5

#MLBHALLOFFAMEBASEBALL

#GARYCARTER1975PSA10BASKET

#ANDRE&HULKWRESTLINGBASKET

#JORDANSIGNEDPROFESSIONALBAT

#TATISBOWMANBLACKLABEL

#CLEMENTEWHITE&GRAYBASKET

#BETTSGOLDREFRACTORBASKET

#KOUFAX55PSA9

#MAYS1951BOWMAN7

#LEBRONULTIMATE

#TYSONRCBGS9BASKET

#MIKANRCPHOTO

#RUTH33GOUDEYSGC8

#MAYS1956GRAYPSA9

#JORDANEXQUISITEBGS8

#MAHOMESIMMACULATE1OF1

#MANTLE54BOWMANBASKET

#1964KOUFAXJERSEY

#MAHOMESNT8.5

#MAGICBIRDLOGOMAN

#MESSIMEGACRACKS#71PSA9

#OZZIESMITHRCBGS9.5

#CLEMENTE1955PSA8

#CHAMBERLAINPHILAJERSEY59-60

#RICKEYHENDERSONRCPSA10

#JORDANLEBRONSIGNOFTHETIMES

#DIMAGGIO1933BAT

#JOKICREFRACTOR1OF1

#MANTLE1960PSA9

#MAYS1952PSA8

#KOBEREEBOKIVERSONRETROS

Seventeenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 9 of 12

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AMENDMENT NO. 17
TO
Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

#LEBRONMELODUALLOGOMAN
#TRAEYOUNGFLAWLESSGREENBGS9

#MPJCHAMPIONSHIPTICKET

#LUKAROOKIEJERSEY

#DONOVANMITCHELLNT9.5

#LUKAWHITESPARKLE

#JORDANLEBRONMAGICTRIPLESIGS

#ACUNABOWMAN10BASKET

#ALIROOKIECARDBVG8

#THEROCKBUMBLEBEEPSA10
#JORDANMAGICLEBRONTRIPLEAUTOJERSEY
#03TOPPSCHROMEWAX

#BRADYBOWMAN10

#SADAHARUOHBAT

#SERENA03NETPROPSA10BASKET

#CLEMENTE65-68BAT

#ZIONPRIZMSBLUEBGS10

#03EXQUISITEBOX

#MANTLE1953TOPPS8

#1909E95SGCSET

#SATCHELPAIGE48LEAFSGC30

#UNITASPSA8

#RUTH1914BALTIMORENEWSSGC3

#JACKIEROBINSON53TOPPS8

#KEVINDURANTHSJERSEY

#JIMMIEFOXX1938BAT

#TIMDUNCANPMGGREEN

#MIKAN48BOWMANPSA7

#KOBEFINALSEASONSNEAKERS

#ERLINGHAALANDPSA10BASKET

#TREVORLAWRENCELEAFBASKET

#JUSTINHERBERTHIDDENTREASURERPA

#KOBEBRYANTROYALBLUEJORDANSNEAKERS

#KOBEBRYANTFIRSTWHITE#24JERSEY

#48LEAFRUTHSGC8

#MARIS58TOPPSPSA9

#MANTLE1964TOPPS9

#LEBRONBLACKDIAMOND

#PEYTONMANNINGMVPHELMET

#KOBEBRYANTROOKIESNEAKERS

#CHRISBOSHGAMEWORNRAPTORSSNEAKERS

#PAULPIERCE2010ASGJERSEY

#MAYWEATHERRCPSA10

#JACKIELEAF3.5

#TROUTFINESTSUPERFRACTOR

#MANTLE1957TOPPSPSA8.5

#ORANGEDOMINGUEZ

#LBJEXQUISITE

#NEGROLEAGUELEGENDARYCUTSBASKET

#MANTLE1966TOPPSPSA9BASKET

#GIANNIS48POINTGAMESNEAKERS

#LEBRONMELOBOSH2008TRIPLELOGOMAN

#CHICAGOBULLSDYNASTYHARDWOOD

#JACKIEROBINSON1952TOPPSPSA8.5

#CRISTIANORONALDORC1OF1

#MAHOMESNT1OF1

#MANTLE1953BOWMAN8BASKET

#BRADYCHAMPIONSHIPTICKET

#MAHOMESBRONZEBASKET

#MICHAELPORTERJRBASKET

#EDDIEPLANKT206PSA4

#ALKALINE1954TOPPSPSA9

#HARMONKILLEBREW1955TOPPSPSA9

#GRETZKY1979TOPPS9

#ALEXRODRIGUEZ09WSUNIFORM

#JORDAN86FLEERBGS9.5BASKET

#SHOELESSJOEJACKSON1915PSA8

#1959TOPPSBASEBALLSET

#KOBEBRYANT2001WARMUPJACKET

#KAREEMPOINTSRECORDBALL

#LOUGEHRIGRCPHOTO

#SANDYKOUFAX1956TOPPSGRAYBACKPSA9

#LBJKOBETOPPSBASKET

#RONALDO2003PANINIMEGACRAQUESPSA10

#OTTOGRAHAM1950BOWMANPSA9

#KOBELEBRONJORDANMAGICQUADAUTO

#BOBBYORRBRUINSJERSEY

#MARINO1984ROOKIECARDBGS10BASKET

#NTBBALLWAXBUNDLE

#BABERUTHBOWSOUTPHOTO

#OSCARROBERTSONCINCINNATIROYALSJERSEY

#BRADY2000SPXSPECTRUMBGS9.5

#BRADYDEBUTTICKET

#LUKADONCICGUROOKIESNEAKERS

#WARRENSPAHN1948LEAFPSA9

#MLBALLSTARGAMETICKETRUNCOLLECTION

#ROYCAMPANELLA1949BOWMANPSA9

#WILTCHAMBERLAIN1961FLEERRCPSA9

#MANTLE52TOPPSPSA7

#DAVEBINGSIGNED50GREATESTNBAPLAYERS

LITHOGRAPH

#JORDANFLEER86SGC10

#KOUFAXPSA8

#LEBRONCREDENTIALS

#MANTLE1967TOPPS9

#OVECHKINSPAUTHBASKET9.5

#JORDANEXQUISITE8.5FLASHBACK

#GRIFFEY89UPPERDECKSGCGOLD

#AARONDECADEBASKET

#HONUSWAGNER1910PSA5

Seventeenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 10 of 12

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AMENDMENT NO. 17
TO
Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

#MAGICBIRDDRJ1980PSA9
#LEBRONROOKIESHOES
#NOLANRYAN1968MILTONBRADLEYPSA9
#PAULMOLITOR1978TOPPSPSA10

#MANTLE1965TOPPS9

#CROSBYWINTERCLASSICSKATES
#RONALDO2002PANINIFUTEBOLSTICKERSPSA10
#KOBEBLACKHISTORYMONTHFINALSEASONSHOES

#NADALNETPROGLOSSY

#YAODUNCANDIRKTRIPLELOGOMAN

#MANTLEDEBUTSTUB

#EMBIIDFIRST50POINTGAMEJERSEY

#MANTLE1969TOPPS9

#RIPKENROOKIEJERSEY&CARDBASKET

#TIGERWOODSDEBUTTICKET

#BRADY01TICKETBOOKLET

#1933GOUDEYGEHRIGSGC8

#1954BOWMANMAYSPSA9

#1980TOPPSBASKETBALLWAX

#49BOWMANJACKIEAUTO

#96SKYBOXE-X2000WAX

#BELLINGERORANGEBGS9.5

#BOJACKSON1986ROYALSJERSEY

#CARLTONFISKWAVESITFAIRBALL

#CASSIUSCLAYSONYLISTONUPITYPE1

#CHARLESBARKLEYSUNSJERSEY

#CURRYGOLDTOPPSPSA10

#ERUZIONE1980MIRACLEONICEGOLDJERSEY

#GEORGEVEZINA1911C55PSA7

#GRETZKYSGC9

#HAMILTONCHROMEORANGESAPPHIRE

#JACKIEROBINSON1950BOWMANPSA9

#LEBRONJAMESBLOCKSERIES1TOPSHOT

#LEBRONWADEMELOCRYSTALBGS9.5

#LUKADONCIC2021PLAYOFFSSNEAKERS

#MANTLE1960TOPPS9

#MANTLE1963PSA9

#MANTLE51BOWMANSGC7

#MARVELPMGBLUESET

#MARVELPMGBRONZESET

#MARVELPMGGREENSET

#MARVELPMGREDSET

#MAYS1969TOPPSPSA10

#MBAPPEORANGECHROME9.5

#MICHAELJORDANPORTFOLIO

#MIKETROUT2017JERSEY

#OPCLEMIUEX9.5

#OVECHKIN2006CAPITALSJERSEY

#OVECHKINTHECUPBGSGEMMINT9.5

#PELE1958AMERICANAPSA3

#PHILMICKELSONSPAUTHPSA10BASKET

#SHAQRCPSA10BASKET

#SOTOORANGEBGS9.5

#STEPHENCURRYPORTFOLIO

#TIGER1STEVENTSTUB

#TRAEYOUNGSNEAKERS43PTGAME
#TROUT09BOWMANREDREFRACTORBGS9.5

#TROUTGLOVE

#ZEDRUNLOOKINGALIVE

#GEHRIG1933GOUDEYSGC9
#DURANT07-08EXQUISITELIMITEDLOGOSBGS9.5
#PELE58-59TUPINAMBAPSA7
#GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4
#HAMILTONREDSAPPHIRE

#2002FINESTLEBRON

#2000BRADYDEBUT

#MICKEYMANTLE1952TOPPSTHEREISONLY ONEPAINTING
#LEBRONLAKERSJERSEY 6

#84JORDANRCJERSEY

#DSAJ1SNEAKERS

#TATUMFLAWLESSGOLDBGS9.5

#GRETZKYUDSHIELD

#MAHOMESBRONZESTARSBASKET10

#SERENANETPROAUTO

#DURANTKOBELOGOMAN

#MCDAVIDGREENPMG

#NOLANRYAN1968TOPPSPSA8.5

#SINGLE ASSET 2022_50K_#1

#SINGLE ASSET 2022_50K_#2

#SINGLE ASSET 2022_50K_#3

#SINGLE ASSET 2022_50K_#4

#SINGLE ASSET 2022_50K_#5

#SINGLE ASSET 2022_50K_#6

#SINGLE ASSET 2022_50K_#7

#SINGLE ASSET 2022_50K_#8

#SINGLE ASSET 2022_50K_#9

#SINGLE ASSET 2022_50K_#10

#SINGLE ASSET 2022_50K_#11

#SINGLE ASSET 2022_50K_#12

#SINGLE ASSET 2022_50K_#13

#SINGLE ASSET 2022_50K_#14

#SINGLE ASSET 2022_50K_#15

#SINGLE ASSET 2022_50K_#16

#SINGLE ASSET 2022_50K_#17

#SINGLE ASSET 2022_50K_#18

#SINGLE ASSET 2022_50K_#19

#SINGLE ASSET 2022_50K_#20

#SINGLE ASSET 2022_100K_#1

#SINGLE ASSET 2022_100K_#2

Seventeenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 11 of 12

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AMENDMENT NO. 17
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Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

#SINGLE ASSET 2022_100K_#3

#SINGLE ASSET 2022_100K_#4

#SINGLE ASSET 2022_100K_#5

#SINGLE ASSET 2022_100K_#6

#SINGLE ASSET 2022_100K_#7

#SINGLE ASSET 2022_100K_#8

#SINGLE ASSET 2022_100K_#9

#SINGLE ASSET 2022_100K_#10

#SINGLE ASSET 2022_100K_#11

#SINGLE ASSET 2022_100K_#12

#SINGLE ASSET 2022_100K_#13

#SINGLE ASSET 2022_100K_#14

#SINGLE ASSET 2022_100K_#15

#SINGLE ASSET 2022_100K_#16

#SINGLE ASSET 2022_100K_#17

#SINGLE ASSET 2022_100K_#18

#SINGLE ASSET 2022_500K_#1

#SINGLE ASSET 2022_500K_#2

#SINGLE ASSET 2022_500K_#3

#SINGLE ASSET 2022_500K_#4

#SINGLE ASSET 2022_500K_#5

#SINGLE ASSET 2022_500K_#6

#SINGLE ASSET 2022_500K_#7

#SINGLE ASSET 2022_1M_#1

#SINGLE ASSET 2022_1M_#2

#SINGLE ASSET 2022_1M_#3

#SINGLE ASSET 2022_1M_#4

#SINGLE ASSET 2022_1M_#5

#CURATED PORFOLIO 2022_1.5M_#1

#CURATED PORFOLIO 2022_2M_#1

#CURATED PORFOLIO 2022_3M_#1

#CURATED PORFOLIO 2022_5M_#1

#SINGLE ASSET 2022_100K_#19
#SINGLE ASSET 2022_100K_#20
#SINGLE ASSET 2022_250K_#1	each a SERIES OF COLLECTABLE SPORTS ASSETS,
#SINGLE ASSET 2022_250K_#2	LLC
#SINGLE ASSET 2022_250K_#3
#SINGLE ASSET 2022_250K_#4 #SINGLE ASSET 2022_250K_#5 #SINGLE ASSET 2022_250K_#6 #SINGLE ASSET 2022_250K_#7 #SINGLE ASSET 2022_250K_#8 #SINGLE ASSET 2022_250K_#9 #SINGLE ASSET 2022_250K_#10	By: CS Asset Manager, LLC, a Delaware limited liability company

	By:	/s/ Jarod Winters
	Name:	Jarod Winters
	Title:	COO

Seventeenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 12 of 12

Schedule I to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 435

Series Designation of
#Gehrig1933GoudeySGC9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#Gehrig1933GoudeySGC9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #Gehrig1933GoudeySGC9 with effect from the effective date hereof and shall continue to act as the Managing Member of #Gehrig1933GoudeySGC9 until dissolution of #Gehrig1933GoudeySGC9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #Gehrig1933GoudeySGC9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #Gehrig1933GoudeySGC9 through that certain Consignment Agreement dated as of 2/15/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #Gehrig1933GoudeySGC9 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #Gehrig1933GoudeySGC9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $250,000.

Number of #Gehrig1933GoudeySGC9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #Gehrig1933GoudeySGC9 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #Gehrig1933GoudeySGC9 sold at the Initial Offering of the #Gehrig1933GoudeySGC9 Interests (excluding the #Gehrig1933GoudeySGC9 Interests acquired by any Person other than Investor Members).

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 1 of 67

Other rights	Holders of #Gehrig1933GoudeySGC9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #Gehrig1933GoudeySGC9 Interests.

Officers	There shall initially be no specific officers associated with #Gehrig1933GoudeySGC9, although, the Managing Member may appoint Officers of #Gehrig1933GoudeySGC9 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

●	Upon completion of the SERIES #Gehrig1933GoudeySGC9

●	Offering, SERIES #Gehrig1933GoudeySGC9

●	will purchase a Lou Gehrig 1933 Goudey SGC 9 (The “Underlying Asset” with respect to SERIES #Gehrig1933GoudeySGC9

●	, as applicable), the specifications of which are set forth below.

In Brief:

A simply exceptional vestige to a bygone era, this 1933 Goudey #92 Lou Gehrig offering earns every bit of its SGC Mint 9 grade placing it in the highest tier of quality from the legendary chewing gum set. Just 3 examples have reached this grade level for SGC with none higher - only a single PSA 10 highlighting their population report.

Offering:

●	Presented is a Lou Gehrig 1933 Goudey #92 SGC Mint 9, a key card in one of the most popular sets ever created.

●	The SGC Population Report lists only three Mint 9s, and no Gem Mint 10s of the more than 600 graded copies.

●	The PSA Population Report finds five Mint 9s and a single Gem Mint 10 of the nearly 1,250 graded examples.

●	Faint ghosting from the “wet-sheet transfer” printing process can be seen on the reverse.

●	The 1933 Goudey set is considered by many as the “most significant set of the bubble gum era, one that set the bar for quality that many feel went unchallenged until the 1952 Topps edition, another landmark first effort.”

●	The 240-card series of baseball gum cards by Boston-based Goudey Gum was the first major promotion of the 1930’s, and the opening salvo of the “bubble gum era” of trading cards that would hold sway for a half century to come.

●	The set features two different versions of the Gehrig card - #s 92 and 160 - both featuring the same front image.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 2 of 67

Athlete/Highlight Text:

Frequently discussed as one of the greatest baseball players of all time, Lou Gehrig earned the nickname “The Iron Horse” due to his legendary durability. During his 17 seasons for the Yankees, Gehrig was a 7-time All Star, 6-time World Series Champion, 3-time AL Home Run leader, 2-time AL MVP and 1934 Triple Crown winner. Gehrig wore uniform No. 4, because he hit behind Babe Ruth, the third batter in the Yankees’ lineup. One of the most magnificent hitters and run producers in history, Gehrig was often overshadowed by Ruth, who was not only an unparalleled hitter, but was as outgoing and flamboyant as Gehrig was reserved and quiet. Still, Gehrig defined what it meant to be a ballplayer. Gehrig retired in 1939 due to his ALS diagnosis and was immediately inducted into the Hall of Fame the same year. He had a .340 career batting average and 394 home runs. In 1969 Gehrig was voted the greatest First Baseman of All Time by the Baseball Writers’ Association of America and was the leading vote getter on the All-Century Team chosen by fans in 1999.

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Gerhrig1933GoudeySGC9 going forward.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 3 of 67

Schedule II to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 436

Series Designation of
#Durant07-08ExquisiteLimitedLogosBGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#Durant07-08ExquisiteLimitedLogosBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #Durant07-08ExquisiteLimitedLogosBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #Durant07-08ExquisiteLimitedLogosBGS9.5 until dissolution of #Durant07-08ExquisiteLimitedLogosBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #Durant07-08ExquisiteLimitedLogosBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #Durant07-08ExquisiteLimitedLogosBGS9.5 through that certain Consignment Agreement dated as of 2/18/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #Durant07-08ExquisiteLimitedLogosBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #Durant07-08ExquisiteLimitedLogosBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $250,000.

Number of #Durant07-08ExquisiteLimitedLogosBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #Durant07-08ExquisiteLimitedLogosBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #Durant07-08ExquisiteLimitedLogosBGS9.5 sold at the Initial Offering of the #Durant07-08ExquisiteLimitedLogosBGS9.5 Interests (excluding the #Durant07-08ExquisiteLimitedLogosBGS9.5 Interests acquired by any Person other than Investor Members).

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 4 of 67

Other rights	Holders of #Durant07-08ExquisiteLimitedLogosBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #Durant07-08ExquisiteLimitedLogosBGS9.5 Interests.

Officers	There shall initially be no specific officers associated with #Durant07-08ExquisiteLimitedLogosBGS9.5, although, the Managing Member may appoint Officers of #Durant07-08ExquisiteLimitedLogosBGS9.5 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Investment Overview

●	Upon completion of the SERIES #Durant07-08ExquisiteLimitedLogosBGS9.5 Offering, SERIES #Durant07-08ExquisiteLimitedLogosBGS9.5 will purchase a Kevin Durant 2007-2008 Exquisite Collection Limited Logos BGS 9.5 (The “Underlying Asset” with respect to SERIES #Durant07-08ExquisiteLimitedLogosBGS9.5, as applicable), the specifications of which are set forth below.

In Brief:

Lauded as “one of the more important investment pieces that exists in our market today” by PWCC, the offered ‘07-’08 Exquisite Collection Limited Logos Rookie Patch Autograph of future Hall of Famer Kevin Durant provides an enticing combination of rarity (#’d 7/50) and quality (BGS 9.5 - pop 3, none higher).

Offering:

●	Deemed “An outright museum piece” by PWCC.

●	Asset is one of Kevin Durant’s top rookie issues, 2007-08 Exquisite Collection Limited Logos #LL-KD.

●	Graded a BGS Gem Mint 9.5 with the following subgrades: Centering 9.5, Corners 9, Edges 9.5, Surface 9.5

●	The BGS Population reports that only 3 of the 41 examples graded have reached the Gem Mint criteria, with none grading higher.

●	Adding a touch of uniqueness to the already rare offering, the card’s serial number (07/50) corresponds to Durant’s current jersey number with the Brooklyn Nets. LeBron James’ 2003-04 Exquisite RPA #’d 23/99 sold for $2.46M in October 2021.

●	The tri-color player-worn patch clearly hails from one of the “Ts” in “SEATTLE.”

●	Considered to be the most premier product of the basketball card world, Exquisite basketball features autographed rookie patch cards. Kevin Durant Rookie Cards have been referred to as “the grand prize of the series.”

●	One of the most popular players in the league, Durant’s jersey regularly ranks as one of the NBA’s best-selling and he is consistently one of the top All-Star vote-getters.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 5 of 67

Athlete/Highlight Text:

Kevin Durant is considered one of the greatest basketball players of the modern era. He has won two NBA championships, an NBA Most Valuable Player Award, two Finals MVP Awards, two NBA All-Star Game Most Valuable Player Awards, four NBA scoring titles, the NBA Rookie of the Year Award, and two Olympic gold medals. Durant has also been selected to nine All-NBA teams and ten NBA All-Star teams. He is best known for his prodigious scoring ability. From 2010 to 2014, he won four scoring titles, becoming one of only two players to win four scoring titles in a five-year span.

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Durant07-08ExquisiteLimitedLogosBGS9.5 going forward.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 6 of 67

Schedule III to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 437

Series Designation of
#PELE58-59TUPINAMBAPSA7,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#PELE58-59TUPINAMBAPSA7, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #PELE58-59TUPINAMBAPSA7 with effect from the effective date hereof and shall continue to act as the Managing Member of #PELE58-59TUPINAMBAPSA7 until dissolution of #PELE58-59TUPINAMBAPSA7 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #PELE58-59TUPINAMBAPSA7 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #PELE58-59TUPINAMBAPSA7 through that certain Consignment Agreement dated as of 2/25/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #PELE58-59TUPINAMBAPSA7 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #PELE58-59TUPINAMBAPSA7 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $375,000.

Number of #PELE58-59TUPINAMBAPSA7 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #PELE58-59TUPINAMBAPSA7 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #PELE58-59TUPINAMBAPSA7 sold at the Initial Offering of the #PELE58-59TUPINAMBAPSA7 Interests (excluding the #PELE58-59TUPINAMBAPSA7 Interests acquired by any Person other than Investor Members).

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 7 of 67

Other rights	Holders of #PELE58-59TUPINAMBAPSA7 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #PELE58-59TUPINAMBAPSA7 Interests.

Officers	There shall initially be no specific officers associated with #PELE58-59TUPINAMBAPSA7, although, the Managing Member may appoint Officers of #PELE58-59TUPINAMBAPSA7 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #Pele58-59TupinambaPSA7

Investment Overview

●	Upon completion of the SERIES #Pele58-59TupinambaPSA7 Offering, SERIES #Pele58-59TupinambaPSA7 will purchase a Pele 1958-59 Tupinamba LTDA. #109 Colecao Quigol PSA 7 (The “Underlying Asset” with respect to SERIES #Pele58-59TupinambaPSA7, as applicable), the specifications of which are set forth below.

In Brief:

An asset “diminutive in size but massive in collecting appeal” according to Heritage Auctions, the youthful grin of Pele shines on this 1958-59 Tupinamba Ltda. Colecao Quigol issue. The “universally prized, Brazilian-issue Rookie Card appearance” is much more scarce than the prominent Alifabolaget card and carries condition sensitivity that ensures high grade examples, such as this PSA Near Mint 7, rarely see the light of day. One of only two graded PSA 7, with only 3 graded higher in existence (all PSA 8’s). The asset also received a PWCC-A stamp indicating it has eye appeal and overall presentation above what the assigned professional grade would suggest.

Offering:

●	Asset is a gorgeous 1958-59 Tupinamba Ltda Colecao Quigol #109 Pele graded a PSA Near Mint 7.

●	“Despite the teenage superstar’s skyrocketing fame, only a small sampling of these Brazilian-issue trading cards are known to exist today” per Heritage Auctions.

●	Only 78 examples have ever been graded by PSA, with two residing at the NM 7 level, and three NM-MT 8s accounting for the highest grade copies.

●	Compare the population of this asset to that of the 1958 Alifabolaget (100 total with six PSA Mint 9s).

●	The asset received a PWCC-A stamp indicating it has eye appeal and overall presentation above what the assigned professional grade would suggest. In fact, PWCC believes it possesses qualities inherent with the top 30% of all examples of this specific trading card.

●	Goldin notes that, “This Colecao piece merits ‘Holy Grail’ status among soccer-collecting cognoscenti. (Its Swedish-issue, Alifabolaget counterpart enjoys similar esteem, but is not nearly as rare.)”

●	The cards were intended to be glued into albums, contributing to the scarcity of graded examples in addition to the thin paper construction.

●	A PSA 9 Alifabolaget (pop 5, none higher) was bought out from shareholders on Rally for $1.33m in February 2022, becoming the first million-dollar soccer card.

●	“As the collectibles marketplace continues its own global expansion, there’s every reason to believe that soccer cards will ride the crest of that wave. Certainly Pele will continue to occupy his position at the top of that hierarchy as long as the game is played” according to Heritage Auctions.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 8 of 67

Athlete/Highlight Text:

Born Edson Arantes do Nascimento, but before he was 18 years old, he would be known worldwide by just “Pele.” After debuting for the Brazilian National Team at 16 in 1957, Pele made waves at the 1958 World Cup - scoring six goals in four matches, including a hat-trick against France. Called “the greatest player of all time, and by some distance I might add” by fellow Brazilian Zico, Pele would finish his illustrious career with three World Cups, six Brazilian Championships, one NASL championship, six scoring titles, and due to hazy record keeping, a career goal total that falls somewhere between 757 and 1,303. Three-time Ballon d’Or winner Michel Platini, a soccer legend within his own right, put it simply, “to play like Pele is to play like God.”

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Pele58-59TupinambaPSA7 going forward.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 9 of 67

Schedule IV to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 438

Series Designation of
#GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4 with effect from the effective date hereof and shall continue to act as the Managing Member of #GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4 until dissolution of #GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4 through that certain Consignment Agreement dated as of 2/28/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.

Number of #GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4 sold at the Initial Offering of the #GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4 Interests (excluding the #GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4 Interests acquired by any Person other than Investor Members).

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 10 of 67

Other rights	Holders of #GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4 Interests.

Officers	There shall initially be no specific officers associated with #GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4, although, the Managing Member may appoint Officers of #GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #Gretzky1981SportsIllustratedCoverCGC9.4

Investment Overview

●	Upon completion of the SERIES #Gretzky1981SportsIllustratedCoverCGC9.4 Offering, SERIES #Gretzky1981SportsIllustratedCoverCGC9.4 will purchase a 1981 Wayne Gretzky Sports Illustrated First Cover CGC 9.4 (The “Underlying Asset” with respect to SERIES #Gretzky1981SportsIllustratedCoverCGC9.4, as applicable), the specifications of which are set forth below.

In Brief:

Wayne Gretzky’s first Sports Illustrated cover story opens with the iconic magazine asking, “How good will he become?” And with 40 years of hindsight, it can be unequivocally answered: Better than anyone has ever seen. The Great One’s first SI cover appearance has been graded by CGC only 33 times with no others equal to this Near Mint 9.4. There is just one copy graded higher in existence. Many prominent collectors believe graded magazine covers could be the next collectible vertical to explode in popularity, similar to the performance of rare, graded tickets. Should this occur, this Gretzky “rookie” SI cover will be a trophy asset to own.

Offering:

●	Asset is a 1981 Wayne Gretzky Sports Illustrated First Cover graded a CGC 9.4

●	A total of 33 examples grace the CGC Census, with this asset the only one at the Near Mint 9.4 tier. There is just one copy graded higher in existence (Near Mint/Mint 9.8),

●	According to Sports Collectors Digest, “Graded Sports Illustrated issues are becoming a favorite with investors and serious collectors.”

●	Notable reporter and collector Darren Rovell recently tweeted, “Are Sports Illustrateds with no mailing labels becoming a new, legitimate collectible asset class?”, summarizing the emerging price appreciation in the category.

●	GoCollect encapsulates the growing popularity of graded magazines, stating, “the covers became iconic because they were a part of our daily lives; the emotional connection to those covers is just as strong today.”

●	The graded population of SI’s famed first issue in its highest grade, 9.8, is 68 - eclipsing the total population of Gretzky fits covers by a large margin.

●	Heritage Auctions calls SI, “the most important sports periodical of the post-war era.”

●	Michael Jordan holds the record for most appearances on a Sports Illustrated cover with 50.

●	CGC, the world’s leading comic book certification company introduced magazine encapsulation and grading services in 2009 with submission rates growing 50% in 2018, 2019, and 2021 and 300% in 2021.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 11 of 67

Athlete/Highlight Text:

Wayne Gretzky, nicknamed “The Great One”, is considered the greatest hockey player of all time. At the time of his retirement in 1999, he held 61 NHL records: 40 regular season records, 15 playoff records, and 6 All-Star records. He won 4 Stanley Cup Championships with the Edmonton Oilers. Some of the remarkable accomplishments from Gretzky’s career include: finishing with 894 goals and 1,963 assist (2,857 points), 15 NHL All-Star selections (8 First Team and 7 Second Team squads), nine Hart Trophies as the league’s best player, 10 Art Ross Trophies, two Conn Smythe Trophies and five Byng Trophies. Gretzky played for 4 teams (Edmonton Oilers, Los Angeles Kings, New York Rangers, St. Louis Blues) over the course of 20 seasons.

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Gretzky1981SportsIllustratedCoverCGC9.4 going forward.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 12 of 67

Schedule V to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 439

Series Designation of
#HAMILTONREDSAPPHIRE,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#HAMILTONREDSAPPHIRE, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #HAMILTONREDSAPPHIRE with effect from the effective date hereof and shall continue to act as the Managing Member of #HAMILTONREDSAPPHIRE until dissolution of #HAMILTONREDSAPPHIRE pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #HAMILTONREDSAPPHIRE shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #HAMILTONREDSAPPHIRE through that certain Consignment Agreement dated as of 3/3/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #HAMILTONREDSAPPHIRE from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #HAMILTONREDSAPPHIRE Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.

Number of #HAMILTONREDSAPPHIRE Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #HAMILTONREDSAPPHIRE Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #HAMILTONREDSAPPHIRE sold at the Initial Offering of the #HAMILTONREDSAPPHIRE Interests (excluding the #HAMILTONREDSAPPHIRE Interests acquired by any Person other than Investor Members).

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 13 of 67

Other rights	Holders of #HAMILTONREDSAPPHIRE Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #HAMILTONREDSAPPHIRE Interests.

Officers	There shall initially be no specific officers associated with #HAMILTONREDSAPPHIRE, although, the Managing Member may appoint Officers of #HAMILTONREDSAPPHIRE from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #HamiltonRedSapphire

Investment Overview

●	Upon completion of the SERIES #HamiltonRedSapphire Offering, SERIES #HamiltonRedSapphire will purchase a 2020 Topps Chrome Sapphire F1 Red Refractor #1 Lewis Hamilton SGC NM-MT 8 #’d 5/5 (The “Underlying Asset” with respect to SERIES #HamiltonRedSapphire, as applicable), the specifications of which are set forth below.

In Brief:

It may have taken too long for his first mainstream rookie cards, but it has proven to be worth the wait for fans of Lewis Hamilton. Rated as “a truly investment caliber piece that will wow any F1 card connoisseur” this 2020 Topps Chrome Sapphire F1 Red Refractor of the winningest driver in Formula 1 history. Graded an SGC 8 it is serial numbered “5/5,” making it one of Hamilton’s toughest issues in existence.

Offering:

●	One of the most desirable F1 cards ever produced, this offering is for a 2020 Topps Chrome Sapphire F1 Red Refractor #1 Lewis Hamilton.

●	Serial numbered 5/5.

●	“Red parallels are some of the most coveted parallels in the sports card industry” according to the Racing Hall of Fame Collection.

●	Of the seven parallels offered in the Sapphire Edition set, the Red Refractor is bested in rarity only by the Padparadscha Refractor (#’d 1/1).

●	Graded an SGC Near Mint-Mint 8, it is the only example on the population report.

●	Hamilton has become a global icon and credited with furthering F1’s global appeal. In 2020, Hamilton was listed as one of the top 100 most influential people in the world.

●	The growth in popularity in the United States comes at an important time for Formula 1. A second Grand Prix in the United States, in Miami, will be added in 2022, as the sport tries to expand further into the country.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 14 of 67

Highlight Text:

Lewis Hamilton is considered one of the greatest F1 drivers in history. After bursting onto the scene with one of the greatest rookie performances in F1 history in 2007, Hamilton continues to smash expectations and raise the bar for the sport. He has risen to the top of the all-time pole positions list ahead of his hero Ayrton Senna, surged into first place in the wins column surpassing the inimitable Michael Schumacher, and then matched the legendary German’s seven world titles. Hamilton has been credited with furthering Formula One’s global following by appealing to a broader audience outside the sport, in part due to his high-profile lifestyle, environmental and social activism, and exploits in music and fashion. He has also become a prominent advocate in support of activism to combat racism and push for increased diversity in motorsport. Hamilton was listed in the 2020 issue of Time as one of the 100 most influential people globally, and was knighted in the 2021 New Year Honors.

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #HamiltonRedSapphire going forward.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 15 of 67

Schedule VI to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 440

Series Designation of
#2002FINESTLEBRON,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#2002FINESTLEBRON, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #2002FINESTLEBRON with effect from the effective date hereof and shall continue to act as the Managing Member of #2002FINESTLEBRON until dissolution of #2002FINESTLEBRON pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #2002FINESTLEBRON shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #2002FINESTLEBRON through that certain Consignment Agreement dated as of 3/2/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #2002FINESTLEBRON from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #2002FINESTLEBRON Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.

Number of #2002FINESTLEBRON Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #2002FINESTLEBRON Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #2002FINESTLEBRON sold at the Initial Offering of the #2002FINESTLEBRON Interests (excluding the #2002FINESTLEBRON Interests acquired by any Person other than Investor Members).

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 16 of 67

Other rights	Holders of #2002FINESTLEBRON Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #2002FINESTLEBRON Interests.

Officers	There shall initially be no specific officers associated with #2002FINESTLEBRON, although, the Managing Member may appoint Officers of #2002FINESTLEBRON from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #2002FinestLeBron

Investment Overview

●	Upon completion of the SERIES #2002FinestLeBron Offering, SERIES #2002FinestLeBron will purchase a 2002-03 Finest Refractors #178 LeBron James PSA Gem Mint 10 #’d /250 (The “Underlying Asset” with respect to SERIES #2002FinestLeBron, as applicable), the specifications of which are set forth below.

In Brief:

Checking in as one of his earliest professional issues of LeBron James the offered 2002-03 Finest Refractor was inserted as a redemption into the premium product and has since become “One of the most sought-after, first-year commemoratives of the popular superstar” according to Goldin. Part of “an elite population” the card is one of only 20 graded a PSA Gem Mint 10. Serial numbered 059/250.

Offering:

●	Asset is a 2002-03 Finest Refractor #178 LeBron James PSA Gem Mint 10 #’d 059/250.

●	One of 20 PSA 10s of 68 total examples graded.

●	Goldin states, “This is one of the most hotly pursued mementos of James’ debut into the spotlight. The prized, pre-NBA appearance served as a preview of greatness to come!”

●	Because the card was a redemption and not inserted directly into packs, it is likely that less than the stated 250 examples exist.

●	The card comes in three variations, base, the offered refractor #’d /250, and the gold refractor #’d /50.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 17 of 67

Athlete/Highlight Text:

LeBron James is frequently discussed as one of the greatest basketball players of all time, and certainly one of America’s most influential and popular athletes of his generation. James has won four NBA championships, four NBA Finals MVP awards, and four NBA’s Most Valuable Player awards while playing for the Cleveland Cavaliers, Miami Heat and Los Angeles Lakers. James is the four-time AP Athlete of the Year and became the first athlete to be a three-time Sports Illustrated Sportsperson of the Year. After winning two championships with the Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first-ever championship won by the Cleveland Cavaliers franchise.

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #2002FinestLeBron going forward.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 18 of 67

Schedule VII to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 441

Series Designation of
#2000BRADYDEBUT,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#2000BRADYDEBUT, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #2000BRADYDEBUT with effect from the effective date hereof and shall continue to act as the Managing Member of #2000BRADYDEBUT until dissolution of #2000BRADYDEBUT pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #2000BRADYDEBUT shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #2000BRADYDEBUT through that certain Consignment Agreement dated as of 3/3/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #2000BRADYDEBUT from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #2000BRADYDEBUT Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.

Number of #2000BRADYDEBUT Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #2000BRADYDEBUT Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #2000BRADYDEBUT sold at the Initial Offering of the #2000BRADYDEBUT Interests (excluding the #2000BRADYDEBUT Interests acquired by any Person other than Investor Members).

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 19 of 67

Other rights	Holders of #2000BRADYDEBUT Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #2000BRADYDEBUT Interests.

Officers	There shall initially be no specific officers associated with #2000BRADYDEBUT, although, the Managing Member may appoint Officers of #2000BRADYDEBUT from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #2000BradyDebut

Investment Overview

●	Upon completion of the SERIES #2000BradyDebut Offering, SERIES #2000BradyDebut will purchase a 2000 Tom Brady NFL Debut Ticket Stub PSA NM-MT 8 (The “Underlying Asset” with respect to SERIES #2000BradyDebut, as applicable), the specifications of which are set forth below.

In Brief:

“The ticket business is unquestionably one of the frontrunners of our thundering bull market” according to Heritage Auctions, with Tom Brady tickets pushing records higher each time an example surfaces. Graded a PSA 8, this season ticket stub to Brady’s NFL debut is in a class of its own when it comes to condition - a Population 1 with NONE graded higher. A true piece of NFL history.

Offering:

●	Offered is a season ticket stub from the legendary Tom Brady’s professional debut on November 23, 2000 - Thanksgiving Day - against the Detroit Lions at the Silverdome.

●	Only 11 examples have been graded (two autographed) with none matching or exceeding this PSA Near Mint-Mint 8.

●	Season tickets, often more aesthetically pleasing, command premiums over their “box office” brethren, which were often printed on short notice.

●	The most legendary career in NFL history began in rather inauspicious fashion: Down 34-9 late in the contest, with Patriots starting QB Drew Bledsoe nursing an injured thumb, Bill Belichick inserted rookie QB Tom Brady for mop-up duty. Brady’s first pass: off the hands of running back J.R. Redmond; incomplete. Second pass: an out route to the right, incomplete for the late Terry Glenn. Third pass: a completion to Redmond, negated by a Patriot penalty. Brady’s third official pass: complete to tight end Rod Rutledge in the right flat for six yards. That was the lone completion of Brady’s rookie season.

●	Following this game, Brady didn’t play again in 2000 and began the 2001 season as Bledsoe’s back-up. Brady then took over the starting role in Week 3 when Bledsoe got hurt and led the Patriots to an AFC East title and a Super Bowl upset over the Rams, thus cementing himself as the team’s top quarterback. The rest, as they say, is history.

●	Tickets have exploded in popularity over the last few years, as PSA started grading them. The placing of the ticket in a holder, the grading of them and the listing of them in a population report called out their extreme scarcity.

●	CardLines notes that, ““the ticket version of a rookie card is a player’s debut” and “generally speaking, there are fewer tickets in circulation than cards”, giving important context to the hot market for tickets.

●	In 2021, a Jordan Bulls debut ticket sold for $264,000, a Mickey Mantle debut ticket sold for $141,395, a Wayne Gretzky debut ticket sold for $101,000, a Tiger Woods debut ticket sold for $87,000, a signed Tom Brady debut ticket, against the Detroit Lions in Nov. 2000, sold for $73,200, and a Michael Jordan signed “Shot” ticket from the 1982 NCAA title game sold for $90,000.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 20 of 67

Athlete/Highlight Text:

Brady was drafted 199th overall by the Patriots in the sixth round of the 2000 NFL Draft out of the University of Michigan. Despite being unheralded, Brady went on to become one of the most legendary quarterbacks in NFL history. Brady’s immense achievements include: 7x Super Bowl champion, 5x Super Bowl MVP, 3x NFL MVP, and 14x Pro Bowl selection. Brady was selected to the NFL 2000’s All-Decade Team, the NFL 2010’s All-Decade Team, and a unanimous selection to the NFL 100th Anniversary Team. In addition, Brady was named Sports Illustrated Sportsman of the Year in 2005 and again in 2021. After 20 seasons in New England, Brady remarkably won the Super Bowl in his first year with the Tampa Bay Buccaneers - forever cementing his legacy as the GOAT.

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #2000BradyDebut going forward.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 21 of 67

Schedule VIII to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 442

Series Designation of
#MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING with effect from the effective date hereof and shall continue to act as the Managing Member of #MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING until dissolution of #MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING through that certain Consignment Agreement dated as of 3/9/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.

Number of #MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING sold at the Initial Offering of the #MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING Interests (excluding the #MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING Interests acquired by any Person other than Investor Members).

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 22 of 67

Other rights	Holders of #MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING Interests.

Officers	There shall initially be no specific officers associated with #MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING, although, the Managing Member may appoint Officers of #MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #MickeyMantle1952ToppsThereIsOnlyOnePainting

Investment Overview

●	Upon completion of the SERIES #MickeyMantle1952ToppsThereIsOnlyOnePainting Offering, SERIES #MickeyMantle1952ToppsThereIsOnlyOnePainting will purchase a Mickey Mantle 1952 Topps - There is Only One - James Fiorentino Collection (The “Underlying Asset” with respect to SERIES #MickeyMantle1952ToppsThereIsOnlyOnePainting, as applicable), the specifications of which are set forth below.

In Brief:

Considered “the symbol of baseball card collecting” Topps’ 1952 Mickey Mantle card has been exquisitely rendered by acclaimed watercolorist James Fiorentino. Measuring 22x30” the painting is part of the “THERE IS ONLY ONE: The Most Iconic Trading Cards Ever” collection that will never be painted by Fiorentino at this size again, making it a TRUE 1/1.

Offering:

●	Asset is an original 22x30” watercolor painting of the iconic 1952 Topps Mickey Mantle card by James Fiorentino.

●	Fiorentino is “considered one of the most renowned sports artists in the country” according to Robert Flores of MLB Network.

●	Painting was featured in an interview on MLB Network with the artist James Fiorentino, to watch CLICK HERE https://thereisonlyonetradingcards.com/mlb-network-interview/

●	A 1952 Mickey Mantle PSA Gem Mint 10 is estimated to be worth ~$15,000,000-$30,000,000 by many seasoned collectors.

●	Artwork was part of the traveling exhibit called “THERE IS ONLY ONE: The Most Iconic Trading Cards Ever” that also included: 2011 Topps Update Mike Trout, 1986 Fleer Michael Jordan, 1953 Topps Mickey Mantle, 1951 Bowman Willie Mays, 1951 Bowman Mantle, 1989 Upper Deck Ken Griffey Jr., 1933 Goudey Babe Ruth, 2000 Playoff Contenders Championship Ticket Tom Brady, 1909-11 T206 Honus Wagner, 1996 Topps Kobe Bryant, and 1916 Sporting News Babe Ruth.

●	The artwork was called “the holy grail of the set” by the artist.

●	From Heritage Auctions, “Fiorentino’s work has appeared as cover art for official commemorative programs for the 1995 Baseball Hall of Fame Induction Ceremonies, Don Mattingly Day in 1997 at Yankee Stadium, 1996 Red Cross Calendar, and the 1995 and 2001-2003 covers of the Ted Williams Museum and Hitters Hall of Fame Induction program, as well as upon trading cards for Topps, Upper Deck and others. James was also the official artist for Cal Ripken Jr’s 2131 Consecutive Game Streak and 2632 Ending of the Streak for which he created limited edition lithographs.”

●	Many believe this 1952 Topps Mickey Mantle card is the most important baseball card in the industry.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 23 of 67

Athlete/Highlight Text:

Mickey Mantle, nicknamed “The Mick”, was the linchpin of the New York Yankees epic dynasty during the 1950s and early 1960s. He won 7 World Series Championships, 3 Most Valuable Player awards and was selected to 20 All-Star games. His journey from humble origins to centerfielder for the New York Yankees is the stuff of the American Dream. Mantle was a classic five-tool player who possessed almost supernatural power that led to a bevy of tape measure home runs, including a 560-foot home run that remains the longest in baseball history. Mantle finished his career with 536 home runs, 1,676 runs scored, 1,509 RBI, 1,733 walks and a .298 batting average, and was selected as a first ballot Hall of Famer and member of Major League Baseball’s All-Century Team.

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MickeyMantle1952ToppsThereIsOnlyOnePainting going forward.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 24 of 67

Schedule IX to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 443

Series Designation of
#LEBRONLAKERS6JERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONLAKERS6JERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONLAKERS6JERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONLAKERS6JERSEY until dissolution of #LEBRONLAKERS6JERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #LEBRONLAKERS6JERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONLAKERS6JERSEY through that certain Consignment Agreement dated as of 3/9/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONLAKERS6JERSEY from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONLAKERS6JERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $250,000.

Number of #LEBRONLAKERS6JERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONLAKERS6JERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONLAKERS6JERSEY sold at the Initial Offering of the #LEBRONLAKERS6JERSEY Interests (excluding the #LEBRONLAKERS6JERSEY Interests acquired by any Person other than Investor Members).

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 25 of 67

Other rights	Holders of #LEBRONLAKERS6JERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONLAKERS6JERSEY Interests.

Officers	There shall initially be no specific officers associated with #LEBRONLAKERS6JERSEY, although, the Managing Member may appoint Officers of #LEBRONLAKERS6JERSEY from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #LeBronLakers6Jersey

Investment Overview

Upon completion of the SERIES #LeBronLakers6Jersey Offering, SERIES #LeBronLakers6Jersey will purchase a 10/19/2021 LeBron James Los Angeles Lakers Game Worn Jersey - 1st Lakers #6 - Photomatched (The “Underlying Asset” with respect to SERIES #LeBronLakers6Jersey, as applicable), the specifications of which are set forth below.

In Brief:

In a performance described as “spectacular” by head coach Frank Vogel, LeBron James donned this yellow “Icon Edition” jersey that saw him sporting the number six for the first time as a Laker on 10/19/2021 - scoring 34 points and grabbing 11 rebounds against the Warriors. An enticing piece of uniform history from one of the NBA’s most legendary players. Authenticated and photomatched by MeiGray.

Offering:

●	Asset is a Los Angeles Lakers NBA Tip-Off City Edition Jersey worn by LeBron James.

●	The offering represents the first Lakers #6 jersey Lebron ever wore.

●	The jersey has been authenticated and photomatched by MeiGray, the authenticator of the NBA, to both halves of the 10/19/2021 matchup vs. the Warriors - a rarity in the modern day when players often change jerseys at halftime.

●	LeBron recorded an impressive double-double, scoring 34 points with 11 rebounds and adding in 5 assists for good measure in a 121-114 loss to Stephen Curry’s Warriors - - HIGHLIGHTS

●	James switch to #6 from #23 after his first three seasons with the Lakers, stating, “Six has a lot of meaning to me, from my family and numbers and things of that nature to what I believe in and things of that sort, but my mentality doesn’t change.”

●	Bronny (born 10/6/2004) and Bryce (born 6/14/2007), James’ first two children, as well as Julius Erving (#6 with the 76ers) all contributed to LeBron’s admiration for the number.

●	The NBA announced that LeBron had the #1 top-selling jersey through the first half of the 2021-22 season.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 26 of 67

Athlete/Highlight Text:

LeBron James is frequently discussed as one of the greatest basketball players of all time, and certainly one of America’s most influential and popular athletes of his generation. James has won four NBA championships, four NBA Finals MVP awards, and four NBA’s Most Valuable Player awards while playing for the Cleveland Cavaliers, Miami Heat and Los Angeles Lakers. James is the four-time AP Athlete of the Year and became the first athlete to be a three-time Sports Illustrated Sportsperson of the Year. After winning two championships with the Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first-ever championship won by the Cleveland Cavaliers franchise.

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronLakers6Jersey going forward.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 27 of 67

Schedule X to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 444

Series Designation of
#84JORDANRCJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#84JORDANRCJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #84JORDANRCJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #84JORDANRCJERSEY until dissolution of #84JORDANRCJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #84JORDANRCJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #84JORDANRCJERSEY through that certain Consignment Agreement dated as of 3/9/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #84JORDANRCJERSEY from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #84JORDANRCJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $400,000.

Number of #84JORDANRCJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #84JORDANRCJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #84JORDANRCJERSEY sold at the Initial Offering of the #84JORDANRCJERSEY Interests (excluding the #84JORDANRCJERSEY Interests acquired by any Person other than Investor Members).

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 28 of 67

Other rights	Holders of #84JORDANRCJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #84JORDANRCJERSEY Interests.

Officers	There shall initially be no specific officers associated with #84JORDANRCJERSEY, although, the Managing Member may appoint Officers of #84JORDANRCJERSEY from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #84JordanRCJersey

Investment Overview

●	Upon completion of the SERIES #84JordanRCJersey Offering, SERIES #84JordanRCJersey will purchase a (The “Underlying Asset” with respect to SERIES #84JordanRCJersey, as applicable), the specifications of which are set forth below.

In Brief:

An asset deemed to be “pure basketball history” by SCP Auctions, it earns every bit of the lofty praise. Worn by Michael Jordan during his illustrious rookie season of 1984-85, the Chicago Bulls home white jersey has been authenticated and graded a perfect A10 by MEARS. His Airness averaged 28.2 points, 5.9 assists, and 6.5 rebounds in ‘84-85, easily winning Rookie of the Year Honors. An elite piece of memorabilia, with SCP also noting that “NBA gamers don’t get better than this.”

Offering:

●	Offering is a 1984-85 Chicago Bulls home jersey worn by Michael Jordan during his rookie season.

●	Graded a perfect A10 by MEARS, based on their five categories of evaluation.

●	Jersey is “fresh to the hobby” as of April 2021.

●	“One of the finest Michael Jordan shirts to have been offered to the hobby, and its historical significance cannot be understated. A prime example worthy of the finest collection” per MEARS.

●	The SCP description notes, “Perhaps the most intriguing of all the interesting elements of this jersey is its origin: unknown. Sometime in 1984 or 1985 a fan got ahold of one of the rookie Jordan’s gamers. Then, for reasons unknown, the jersey wound up in a vintage clothing store where it was miraculously identified and saved from oblivion.”

●	Featuring proper tagging, moderate evidence of wear and laundering, and consistency with reference imagery MEARS notes that a custom taper in the tail, which Jordan was known to request early in his career, sealed their stamp of approval.

●	Jordan rookie jerseys continue to smash all-time record levels, solidifying MJ as the GOAT both on the court and in the eyes of sports collectors.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 29 of 67

Athlete/Highlight Text:

Michael Jordan is widely considered the greatest basketball player in the history of the NBA. Jordan won six NBA titles, eight scoring titles, five regular-season MVPs, six Finals MVPs, three All-Star Game MVPs and one Defensive Player of the Year award. In fact, Jordan was named to the All-Defensive First Team nine times, a record. This 14-time All-Star and former NBA Rookie of the Year (1985) scored 32,292 points and averaged 30.1 points per game in his career. In addition to being the G.O.A.T. on the court, the Jordan brand exploded off of it. Air Jordan brand became synonymous with basketball.

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #84JordanRCJersey going forward.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 30 of 67

Schedule XI to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 445

Series Designation of
#DSAJ1SNEAKERS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#DSAJ1SNEAKERS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #DSAJ1SNEAKERS with effect from the effective date hereof and shall continue to act as the Managing Member of #DSAJ1SNEAKERS until dissolution of #DSAJ1SNEAKERS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #DSAJ1SNEAKERS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #DSAJ1SNEAKERS through that certain Consignment Agreement dated as of 3/9/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #DSAJ1SNEAKERS from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #DSAJ1SNEAKERS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.

Number of #DSAJ1SNEAKERS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #DSAJ1SNEAKERS Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #DSAJ1SNEAKERS sold at the Initial Offering of the #DSAJ1SNEAKERS Interests (excluding the #DSAJ1SNEAKERS Interests acquired by any Person other than Investor Members).

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 31 of 67

Other rights	Holders of #DSAJ1SNEAKERS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #DSAJ1SNEAKERS Interests.

Officers	There shall initially be no specific officers associated with #DSAJ1SNEAKERS, although, the Managing Member may appoint Officers of #DSAJ1SNEAKERS from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #DSAJ1Sneakers

Investment Overview

●	Upon completion of the SERIES #DSAJ1Sneakers Offering, SERIES #DSAJ1Sneakers will purchase a 1985 Nike Air Jordan 1 Deadstock Michael Jordan Player Sample with Original Box (The “Underlying Asset” with respect to SERIES #DSAJ1Sneakers, as applicable), the specifications of which are set forth below.

In Brief:

Hailed as “the most influential shoe in sneaker history” the partnership between Nike and Michael Jordan that began in 1984 with the legendary Air Jordan 1 is represented perfectly with this pair of deadstock AJ1 player samples issued to Michael Jordan during his rookie season. Complete with the ultra rare original box, untouched examples infrequently hit the open market. Asset combines excellence in athletics, fashion, and pop culture relevance.

Offering:

●	Asset is a pair of 1985 Nike Air Jordan 1 player sample sneakers in “deadstock” condition with original box, as issued to Michael Jordan.

●	The sneakers are in the iconic “Chicago” colorway and are sizes 13 and 13.5, matching Jordan’s incongruous feet.

●	Heritage Auctions described the Air Jordan 1 as “a groundbreaking sculpture of leather and rubber that has become permanently ingrained in American cultural iconography.”

●	A number of signed player samples have surfaced in recent years, though many advanced collectors prefer examples “factory issued” and unencumbered by an autograph or authentication sticker.

●	From the Sotheby’s offering: “The coding on the inside of the shoes states ‘850204 TYPS.’ 850204 refers to the date of production. These shoes were made in 1985 between the months of February (02) and April (04). TYPS stands for ‘Tong Yang Player Sample’ and means that the shoes are ‘Player Samples,’ produced from the ‘Tong Yang’ factory.”

●	StockX, a leading sneaker reseller, defines ‘deadstock’ as, “an authentic, new unworn pair of sneakers. They are complete with original box including the box lid and box label indication the shoe size, as would be acceptable for sale at a retail location.”

●	The first ever signature shoe, Footwear news notes that, “No other shoe has an aura in the sneaker world as the Air Jordan 1.”

●	Nike is planning an AJ1 “Chicago Reimagined” release in 2022 that will feature “an aged, vintage look” and design closer to the originals from ‘85 than other previous re-issues.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 32 of 67

Athlete/Highlight Text:

Michael Jordan is widely considered the greatest basketball player in the history of the NBA. Jordan won six NBA titles, eight scoring titles, five regular-season MVPs, six Finals MVPs, three All-Star Game MVPs and one Defensive Player of the Year award. In fact, Jordan was named to the All-Defensive First Team nine times, a record. This 14-time All-Star and former NBA Rookie of the Year (1985) scored 32,292 points and averaged 30.1 points per game in his career. In addition to being the G.O.A.T. on the court, the Jordan brand exploded off of it. Air Jordan brand became synonymous with basketball.

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DSAJ1Sneakers going forward.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 33 of 67

Schedule XII to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 446

Series Designation of
#TATUMFLAWLESSGOLDBGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TATUMFLAWLESSGOLDBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TATUMFLAWLESSGOLDBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #TATUMFLAWLESSGOLDBGS9.5 until dissolution of #TATUMFLAWLESSGOLDBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #TATUMFLAWLESSGOLDBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TATUMFLAWLESSGOLDBGS9.5 through that certain Consignment Agreement dated as of 3/13/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TATUMFLAWLESSGOLDBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #TATUMFLAWLESSGOLDBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.

Number of #TATUMFLAWLESSGOLDBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TATUMFLAWLESSGOLDBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TATUMFLAWLESSGOLDBGS9.5 sold at the Initial Offering of the #TATUMFLAWLESSGOLDBGS9.5 Interests (excluding the #TATUMFLAWLESSGOLDBGS9.5 Interests acquired by any Person other than Investor Members).

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 34 of 67

Other rights	Holders of #TATUMFLAWLESSGOLDBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TATUMFLAWLESSGOLDBGS9.5 Interests.

Officers	There shall initially be no specific officers associated with #TATUMFLAWLESSGOLDBGS9.5, although, the Managing Member may appoint Officers of #TATUMFLAWLESSGOLDBGS9.5 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #TatumFlawlessGoldBGS9.5

Investment Overview

●	Upon completion of the SERIES #TatumFlawlessGoldBGS9.5 Offering, SERIES #TatumFlawlessGoldBGS9.5 will purchase a Jayson Tatum 2017-18 Panini Flawless Vertical Patch Autographs Gold /10 (The “Underlying Asset” with respect to SERIES #TatumFlawlessGoldBGS9.5, as applicable), the specifications of which are set forth below.

In Brief:

A top shelf rookie card from Celtics star Jayson Tatum this Panini Flawless Vertical Gold Rookie Patch Autograph is limited to a scant 10 copies, it features a visually appealing green-and-white patch and a bold blue signature. Graded a BGS Gem Mint 9.5 and serial numbered 04/10. A great asset of a player who is continually raising his game to new heights!

Offering:

●	Asset is a 2017-18 Panini Flawless Gold Vertical Patch Autograph of Jayson Tatum, serial numbered 04/10.

●	Graded a BGS Gem Mint 9.5 with the following subgrades: Centering 9.5, Edges 9.5, Corners, 9, Surface 9.5

●	Of the five total examples graded by BGS, two rate as 9.5s with none higher.

●	This card is considered one of the most desirable rookie cards of Tatum, a rising young star for the Boston Celtics.

●	A beautiful two-color patch is accompanied by a 10/10 blue ink signature.

●	Flawless Basketball is considered one of the premier products in the sport, with Rookie Patch Autographs from the series fetching some of the highest prices among all rookie cards.

●	PWCC notes that few cards “can compare in quality and overall prestige to these Panini Flawless parallels”, adding “Investors love the simple, yet beautiful design of this card along with the jersey/autograph pairing that associates with them.”

●	Topped in rarity by only the Green (#’d /5) and Platinum (#’d 1/1).

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 35 of 67

Athlete/Highlight Text:

Jayson Tatum is a star young basketball player for the Boston Celtics. He was drafted with the third overall pick in the 2017 draft by the Celtics, following his collegiate career at Duke University. Tatum’s career accolades so far include: 2x NBA All Star, All-NBA Third Team, NBA All-Rookie First Team and ACC All-Freshman team. Tatum had a breakout 2019-20 campaign, in which he averaged 28.3 points, 7.4 rebounds, 3.9 threes, 3.2 assists, 1.5 steals and 1.0 blocks during his final 19 games. Since the start of the 2020 season, Tatum has been locked in as the No. 1 option for the Celtics. On November 22, 2020, Tatum and the Celtics agreed to a rookie max extension of five years, worth $195 million.

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TatumFlawlessGoldBGS9 going forward.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 36 of 67

Schedule XIII to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 447

Series Designation of
#GRETZKYUDSHIELD,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#GRETZKYUDSHIELD, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #GRETZKYUDSHIELD with effect from the effective date hereof and shall continue to act as the Managing Member of #GRETZKYUDSHIELD until dissolution of #GRETZKYUDSHIELD pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #GRETZKYUDSHIELD shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #GRETZKYUDSHIELD through that certain Consignment Agreement dated as of 3/17/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #GRETZKYUDSHIELD from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #GRETZKYUDSHIELD Interests the Company can issue may not exceed the purchase price, in the aggregate, of $250,000.

Number of #GRETZKYUDSHIELD Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #GRETZKYUDSHIELD Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #GRETZKYUDSHIELD sold at the Initial Offering of the #GRETZKYUDSHIELD Interests (excluding the #GRETZKYUDSHIELD Interests acquired by any Person other than Investor Members).

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 37 of 67

Other rights	Holders of #GRETZKYUDSHIELD Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #GRETZKYUDSHIELD Interests.

Officers	There shall initially be no specific officers associated with #GRETZKYUDSHIELD, although, the Managing Member may appoint Officers of #GRETZKYUDSHIELD from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #GretzkyUDShield

Investment Overview

●	Upon completion of the SERIES #GretzkyUDShield Offering, SERIES #GretzkyUDShield will purchase a 2006-07 Ultimate Collection Wayne Gretzky Signature Logos NHL Shield Autograph 1/1 BGS 8 - 10 Autograph (The “Underlying Asset” with respect to SERIES #GretzkyUDShield, as applicable), the specifications of which are set forth below.

In Brief:

A premier card of “The Great One”, this 2006-07 Ultimate Collection Ultimate Logo Patch Signature is a true 1/1 and one of his very first NHL Shield Logo Autographs - akin to the highly sought after NBA logoman and NFL shield patches. The asset features a perfect 10/10 blue ink signature to the left of the NHL shield plucked from one of his game worn Los Angeles Kings jerseys. Graded a BGS NM-MT 8.

Offering:

●	Offering is a 2006-07 Ultimate Collection Ultimate Signatures Logos #SL-WG Wayne Gretzky serial numbered 1/1.

●	Graded a BGS Near Mint-Mint 8 with the following subgrades: Centering 9, Corners 7.5, Edges 8, Surface 8 and a 10/10 blue ink signature.

●	One of only six Gretzky shield autographs produced to this point.

●	The NHL equivalent to the NBA Logoman or NFL Shield patch, each of which have soared in hobby relevance in the last few years and are coveted by collectors.

●	The NHL discontinued their classic black/orange logo, featured in this asset, after the 2004-05 season, switching to a black/silver design that they have used ever since.

●	Upper Deck’s Ultimate Collection product is an ultra-premium brand that is viewed in similar respects to their The Cup line, with each birthing iconic cards year after year.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 38 of 67

Athlete/Highlight Text:

Wayne Gretzky, nicknamed “The Great One”, is considered the greatest hockey player of all time. At the time of his retirement in 1999, he held 61 NHL records: 40 regular season records, 15 playoff records, and 6 All-Star records. He won 4 Stanley Cup Championships with the Edmonton Oilers. Some of the remarkable accomplishments from Gretzky’s career include: finishing with 894 goals and 1,963 assist (2,857 points), 15 NHL All-Star selections (8 First Team and 7 Second Team squads), nine Hart Trophies as the league’s best player, 10 Art Ross Trophies, two Conn Smythe Trophies and five Byng Trophies. Gretzky played for 4 teams (Edmonton Oilers, Los Angeles Kings, New York Rangers, St. Louis Blues) over the course of 20 seasons.

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #GretzkyUDShield going forward.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 39 of 67

Schedule XIV to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 448

Series Designation of
#MAHOMESBRONZESTARSBASKET10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAHOMESBRONZESTARSBASKET10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAHOMESBRONZESTARSBASKET10 with effect from the effective date hereof and shall continue to act as the Managing Member of #MAHOMESBRONZESTARSBASKET10 until dissolution of #MAHOMESBRONZESTARSBASKET10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MAHOMESBRONZESTARSBASKET10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAHOMESBRONZESTARSBASKET10 through that certain Consignment Agreement dated as of 3/15/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAHOMESBRONZESTARSBASKET10 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAHOMESBRONZESTARSBASKET10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.

Number of #MAHOMESBRONZESTARSBASKET10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAHOMESBRONZESTARSBASKET10 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAHOMESBRONZESTARSBASKET10 sold at the Initial Offering of the #MAHOMESBRONZESTARSBASKET10 Interests (excluding the #MAHOMESBRONZESTARSBASKET10 Interests acquired by any Person other than Investor Members).

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 40 of 67

Other rights	Holders of #MAHOMESBRONZESTARSBASKET10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAHOMESBRONZESTARSBASKET10 Interests.

Officers	There shall initially be no specific officers associated with #MAHOMESBRONZESTARSBASKET10, although, the Managing Member may appoint Officers of #MAHOMESBRONZESTARSBASKET10 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #MahomesBronzeStarsBasket10

Investment Overview

●	Upon completion of the SERIES #MahomesBronzeStarsBasket10 Offering, SERIES #MahomesBronzeStarsBasket10 will purchase a 2017 Panini Prizm Patrick Mahomes Bronze Stars PSA Gem Mint 10 Basket (2) (The “Underlying Asset” with respect to SERIES #MahomesBronzeStarsBasket10, as applicable), the specifications of which are set forth below.

In Brief:

An ultra exclusive rookie card of Patrick Mahomes, the 2017 Panini Prizm Bronze Stars parallel was produced with an unannounced, yet diminutive, print run. Found only in First Off the Line boxes, PWCC notes “the glorious color scheme and darker brown borders really light up the star aesthetic, and easily making this one of the better-looking parallels from’ 17 Prizm.” Offering contains two (2) PSA 10 examples - accounting for 50% of the Gem Mint population.

Offering:

●	Asset is two (2) 2017 Panini Prizm Bronze Stars #269 Patrick Mahomes II rookie cards.

●	Both are graded PSA Gem Mint 10, which has a total population of four.

●	The Bronze Stars Prizm is one of the most sought after parallels, inserted as a “super short print” in First Off The Line boxes.

●	The card has a rumored print run of 6, but population reports indicate that more than 6 were produced.

●	The Panini “First Off the Line” program gives collectors early access and exclusive content to some of the company’s most popular products, with Bronze Stars parallels inserted roughly one per box.

Athlete/Highlight Text:

Patrick Mahomes is a superstar quarterback for the Kansas City Chiefs. Mahomes was the 10th overall pick in the 2017 draft out of Texas Tech University. He has compiled an impressive array of accolades since: Super Bowl Champion, Super Bowl MVP, NFL Most Valuable Player, 2x Pro Bowler, and First-Team All-Pro Bowl selection. In 2020, Mahomes signed the single biggest contract in the history of North American sports and professional sports at large. Mahomes holds numerous NFL records, including: Most consecutive 300-plus passing yard games, the fastest player to 4,000 passing yards and 40+ touchdown passes, fastest player to 7,500 career passing yards, and Highest Passer Rating among QBs with 1,000+ passing yards.

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MahomesBronzeStarsBasket10 going forward.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 41 of 67

Schedule XV to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 449

Series Designation of
#SERENANETPROAUTO,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#SERENANETPROAUTO, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #SERENANETPROAUTO with effect from the effective date hereof and shall continue to act as the Managing Member of #SERENANETPROAUTO until dissolution of #SERENANETPROAUTO pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #SERENANETPROAUTO shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #SERENANETPROAUTO through that certain Consignment Agreement dated as of 3/22/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #SERENANETPROAUTO from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #SERENANETPROAUTO Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.

Number of #SERENANETPROAUTO Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #SERENANETPROAUTO Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #SERENANETPROAUTO sold at the Initial Offering of the #SERENANETPROAUTO Interests (excluding the #SERENANETPROAUTO Interests acquired by any Person other than Investor Members).

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 42 of 67

Other rights	Holders of #SERENANETPROAUTO Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #SERENANETPROAUTO Interests.

Officers	There shall initially be no specific officers associated with #SERENANETPROAUTO, although, the Managing Member may appoint Officers of #SERENANETPROAUTO from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #SerenaNetProAuto

Investment Overview

●	Upon completion of the SERIES #SerenaNetProAuto Offering, SERIES #SerenaNetProAuto will purchase a 2003 NetPro International Series Serena Williams Patch Autograph PSA Authentic - 10 Autograph (The “Underlying Asset” with respect to SERIES #SerenaNetProAuto, as applicable), the specifications of which are set forth below.

In Brief:

Cardboard Connection writes, “If you had to pick one, this would likely be the ‘holy grail’ of Serena Williams cards.” Serial numbered to 100 and featuring match-worn material alongside a 10/10 signature, the 2003 NetPro International Series Apparel Autograph packs a punch comparable to a serve of the women’s tennis GOAT. Graded “Authentic” by PSA.

Offering:

●	Asset is a 2003 NetPro International Series Apparel Autograph #2A Serena Williams serial numbered 035/100.

●	Graded “Authentic” by PSA, who have deemed the black ink signature is in 10/10 condition.

●	A copy of this card graded a PSA 7 holds the record for most expensive card of a female athlete ever sold at $163,200 (Heritage Auctions).

●	Goldin eloquently describes the asset, “This card features the dominant American athlete readying a serve in a clay-colored Puma tennis outfit, matching the burnt-sienna hue of the clay court in the background.”

●	Heritage Auctions notes, “The Williams sisters’ popularity has been a driving force of the growing interest in the cards of women athletes.”

●	From PSA: “Part of the 2003 NetPro International series, the Court Authentic Series contains autographed and memorabilia cards of the game’s top players of the day. This 40-card series is actually divided into four 10-card sets. Series A contains autos and memorabilia, and each card is numbered to 100. Series B is all memorabilia, while Series C is autographs, and each card is numbered to 500. Series D contains memorabilia and is numbered to 1000.”

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 43 of 67

Athlete/Highlight Text:

Serena Williams is widely regarded to be one of the greatest tennis players of all time. She has won 23 Grand Slam singles titles, the most by any player in the Open Era. The Women’s Tennis Association (WTA) ranked her world No. 1 in singles on eight separate occasions between 2002 and 2017. Williams holds the most Grand Slam titles in singles, doubles, and mixed doubles combined among active players. Her 39 Grand Slam titles put her joint-third on the all-time list and second in the Open Era: 23 in singles, 14 in women’s doubles, and two in mixed doubles. She is the most recent female player to have held all four Grand Slam singles titles simultaneously (2002–03 and 2014–15) and the third player to achieve this twice, after Rod Laver and Graf. Williams has won 14 Grand Slam doubles titles, all with her sister Venus. Williams is also a five-time winner of the WTA Tour Championships in the singles division. She has also won four Olympic gold medals, one in women’s singles and three in women’s doubles—an all-time record shared with her sister, Venus.

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #SerenaNetProAuto going forward.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 44 of 67

Schedule XVI to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 450

Series Designation of
#DURANTKOBELOGOMAN,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#DURANTKOBELOGOMAN, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #DURANTKOBELOGOMAN with effect from the effective date hereof and shall continue to act as the Managing Member of #DURANTKOBELOGOMAN until dissolution of #DURANTKOBELOGOMAN pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #DURANTKOBELOGOMAN shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #DURANTKOBELOGOMAN through that certain Consignment Agreement dated as of 3/23/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #DURANTKOBELOGOMAN from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #DURANTKOBELOGOMAN Interests the Company can issue may not exceed the purchase price, in the aggregate, of $2,200,000.

Number of #DURANTKOBELOGOMAN Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #DURANTKOBELOGOMAN Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #DURANTKOBELOGOMAN sold at the Initial Offering of the #DURANTKOBELOGOMAN Interests (excluding the #DURANTKOBELOGOMAN Interests acquired by any Person other than Investor Members).

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 45 of 67

Other rights	Holders of #DURANTKOBELOGOMAN Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #DURANTKOBELOGOMAN Interests.

Officers	There shall initially be no specific officers associated with #DURANTKOBELOGOMAN, although, the Managing Member may appoint Officers of #DURANTKOBELOGOMAN from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #DurantKobeLogoman

Investment Overview

●	Upon completion of the SERIES #DurantKobeLogoman Offering, SERIES #DurantKobeLogoman will purchase a 2007-08 Upper Deck Exquisite Kevin Durant & Kobe Bryant Dual Logoman Autograph (The “Underlying Asset” with respect to SERIES #DurantKobeLogoman, as applicable), the specifications of which are set forth below.

In Brief:

An awe-inspiring offering that features outstanding Logoman patches from two of the finest scorers to have ever stepped foot on an NBA court - Kevin Durant and Kobe Bryant. The True 1/1 originates from Upper Deck’s blue chip 2007-08 Exquisite Collection and is signed by each of the superstars in blue ink. Logoman cards are considered some of the rarest, most valuable, and elusive basketball cards in the world, with this particular one rating among the finest ever produced!

Offering:

●	Asset is a 2007-08 Exquisite Collection Dual Logoman Autograph #DL-BD of Kobe Bryant and Kevin Durant, serial numbered 1/1.

●	The card is “raw” or ungraded.

●	The blue ink signatures display nicely with some slight streaking in the final flourish of Bryant’s autograph.

●	Any Durant logoman card can be considered extraordinary, but this asset was issued during his rookie season, and only season in Seattle, attaching an additional air of import.

●	A Blowout forum post from 2015 notes that the only other Durant/Bryant dual logoman, from ‘14 Flawless, was pulled in a group break - its whereabouts are currently unknown.

●	Upper Deck Exquisite Collection has been designated “The Rolls Royce of the industry.”

●	Durant had four Dual Logoman Autos in the ‘07-’08 product - featured alongside Jeff Green, Kevin Garnett, Kobe Bryant, and LeBron James.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 46 of 67

Athlete/Highlight Text:

Kevin Durant is considered one of the greatest basketball players of the modern era. He has won two NBA championships, an NBA Most Valuable Player Award, two Finals MVP Awards, two NBA All-Star Game Most Valuable Player Awards, four NBA scoring titles, the NBA Rookie of the Year Award, and two Olympic gold medals. Durant has also been selected to nine All-NBA teams and ten NBA All-Star teams. He is best known for his prodigious scoring ability. From 2010 to 2014, he won four scoring titles, becoming one of only two players to win four scoring titles in a five-year span.

Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game. Bryant spent his entire 20-year career with the Los Angeles Lakers, helping them win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league’s all-time regular season scoring and all-time postseason scoring lists. He is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant’s four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history. Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DurantKobeLogoman going forward.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 47 of 67

Schedule XVII to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 451

Series Designation of
#MCDAVIDGREENPMG,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MCDAVIDGREENPMG, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MCDAVIDGREENPMG with effect from the effective date hereof and shall continue to act as the Managing Member of #MCDAVIDGREENPMG until dissolution of #MCDAVIDGREENPMG pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MCDAVIDGREENPMG shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MCDAVIDGREENPMG through that certain Consignment Agreement dated as of 3/29/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MCDAVIDGREENPMG from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MCDAVIDGREENPMG Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.

Number of #MCDAVIDGREENPMG Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MCDAVIDGREENPMG Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MCDAVIDGREENPMG sold at the Initial Offering of the #MCDAVIDGREENPMG Interests (excluding the #MCDAVIDGREENPMG Interests acquired by any Person other than Investor Members).

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 48 of 67

Other rights	Holders of #MCDAVIDGREENPMG Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MCDAVIDGREENPMG Interests.

Officers	There shall initially be no specific officers associated with #MCDAVIDGREENPMG, although, the Managing Member may appoint Officers of #MCDAVIDGREENPMG from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #McDavidGreenPMG

Investment Overview

●	Upon completion of the SERIES #McDavidGreenPMG Offering, SERIES #McDavidGreenPMG will purchase a 2015 Fleer Showcase Metal Universe Connor McDavid Precious Metal Gems Green/10 PSA NM 7 (MBA Gold Sticker) (The “Underlying Asset” with respect to SERIES #McDavidGreenPMG, as applicable), the specifications of which are set forth below.

In Brief:

The “de facto Holy Grail of modern cards”, according to Sports Collectors Daily, the evocative Precious Metal Gems set spread its wings to hockey 15 years after its initial basketball release, with budding superstar Connor McDavid making his PMG debut shortly after in 2015-16 Fleer Showcase. The coveted green parallel is numbered 08/10 and graded a PSA NM 7 with a “MBA Gold” sticker. An incredible rarity of one of the finest on the ice today!

Offering:

●	Asset is a 2015 Fleer Showcase Metal Universe Precious Metal Gems Green #MU-1 Connor McDavid serial numbered “08/10.”

●	Graded a PSA Near Mint 7, it is the only example on the PSA Population reports - though 5 of the 10 produced have been graded by Beckett (three BGS 8.5s, and 2 BGS 9s).

●	Card also has been given a “Gold Diamond” sticker by Mike Baker Authenticated, meaning the asset is “A high-end card that has superior print quality, but with an allowance for slight imperfection. Centering must be 60/40 or better on the front and 75/25 or better on the reverse. Over all eye appeal is the card at first glance is under-graded - characteristics of the card are above known print run examples.”

●	Cardboard Connections writes that Precious Metal Gems, which debuted in 1997, “ are some of the most iconic parallels in the hobby” with their “eye-popping foil designs” leading to an increased condition sensitivity.

●	“The iconic and original Precious Metal Gems sets and design have permeated more of the hobby and have now become popularized through its resurgence” according to ONE37pm.

●	Michael Jordan’s 1997 Green PMG, one of his most desirable issues, had a copy in PSA Authentic condition sell for $915,000 at Heritage Auctions in December of 2020.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 49 of 67

Athlete/Highlight Text:

The first overall pick in the 2015 NHL Draft, Connor McDavid had made his name known to hockey die-hards from an early age, collecting a plethora of numerous accolades as an amateur before starting his career in Edmonton. Despite an injury-shortened rookie campaign, he found his way onto the All-Rookie team and secured a number of Calder Memorial Trophy Votes. McDavid was voted the best forward in both 2019 and 2020 by his peers in the NHLPA and has drawn frequent comparisons to all-time greats such as Wayne Gretzky and Sidney Crosby. In his first six seasons, the skilled superstar has captured two Hart Memorial Trophies, three Pearson Trophies, and three Art Ross Trophies while thrice leading the NHL in points.

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #McDavidGreenPMG going forward.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 50 of 67

Schedule XVIII to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 452

Series Designation of
#NOLANRYAN1968TOPPSPSA8.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#NOLANRYAN1968TOPPSPSA8.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #NOLANRYAN1968TOPPSPSA8.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #NOLANRYAN1968TOPPSPSA8.5 until dissolution of #NOLANRYAN1968TOPPSPSA8.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #NOLANRYAN1968TOPPSPSA8.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #NOLANRYAN1968TOPPSPSA8.5 through that certain Consignment Agreement dated as of 3/29/2022, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #NOLANRYAN1968TOPPSPSA8.5 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #NOLANRYAN1968TOPPSPSA8.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $30,000.

Number of #NOLANRYAN1968TOPPSPSA8.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #NOLANRYAN1968TOPPSPSA8.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #NOLANRYAN1968TOPPSPSA8.5 sold at the Initial Offering of the #NOLANRYAN1968TOPPSPSA8.5 Interests (excluding the #NOLANRYAN1968TOPPSPSA8.5 Interests acquired by any Person other than Investor Members).

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 51 of 67

Other rights	Holders of #NOLANRYAN1968TOPPSPSA8.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #NOLANRYAN1968TOPPSPSA8.5 Interests.

Officers	There shall initially be no specific officers associated with #NOLANRYAN1968TOPPSPSA8.5, although, the Managing Member may appoint Officers of #NOLANRYAN1968TOPPSPSA8.5 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #NolanRyan1968ToppsPSA8.5

Investment Overview

●	Upon completion of the SERIES #NolanRyan1968ToppsPSA8.5 Offering, SERIES #NolanRyan1968ToppsPSA8.5 will purchase a Nolan Ryan 1968 Topps PSA 8.5 (The “Underlying Asset” with respect to SERIES #NolanRyan1968ToppsPSA8.5, as applicable), the specifications of which are set forth below.

In Brief:

Christened “one of the key rookie cards of the decade” by Heritage Auctions, Nolan Ryan is joined by fellow Mets hurler Jerry Koosman on their legendary 1968 Topps Rookie Card. Graded as PSA NM-MT 8.5, only 67 examples are graded higher than this impeccable issue of the card that was rated the #12 “Most Iconic Sports Card of All Time” by The Athletic in 2020.

Offering:

●	Asset is a 1968 Topps #177 Nolan Ryan/Jerry Koosman “Mets Rookies” Rookie Card

●	Graded a PSA Near Mint-Mint+ 8.5, it is one of 37 at that level with 67 (66 Mint 9s, 1 Gem Mint 10) unqualified examples rating higher from the total population that surpasses 13,000.

●	Heritage Auctions, which offered the card in February 2020, described the card as such, “Any evidence of wear seems to be limited to very light, almost hints of wear at the outer corner tips. A strong, nicely centered example.”

●	Beckett writes, “The popularity of this card cannot be understated. It’s not on the same level as the 1952 Topps Mickey Mantle or 1955 Topps Roberto Clemente as far as value goes but it’s up there in recognition.”

●	PSA notes “Three other versions of the same card were produced. Milton Bradley, O-Pee-Chee, and Venezuelan Topps issued their own Ryan rookies as well. All three are tougher to find than the traditional Topps Ryan, especially the Venezuelan Topps card, but the Topps card is the one that has the most mainstream appeal.”

●	While not the rarest of his four Rookie Cards versions, the base Topps remains Ryan’s most popular.

●	According to Sports Collectors Daily “Few post-War cards–except maybe early Mantles and Clementes and Jordan rookie cards have appreciated as much lately as this one”

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 52 of 67

Athlete/Highlight Text:

Other pitchers have won more games, more awards, and had lower ERAs, but no one mastered the craft of missing the opponent’s bat quite like Nolan Ryan. With 5,714 punchouts in his 27-year career that spanned four decades, Ryan eclipses #2 Randy Johnson by more than 800 Ks. Add to that his record 7 no-hitters, 12 one-hitters, and 18 two-hitters, and the flame-throwing Texan stands in a league of his own. Elected to the Hall of Fame in 1999 with 98.79% of the vote, Ryan made 8 All-Star Games, won a World Series in 1969, twice led the National League in ERA, won 324 career games, and deservedly had his number retired by three different teams.

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #NolanRyan1968ToppsPSA8.5 going forward.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 53 of 67

Schedule XIX to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 453

Series Designations of

#SINGLE ASSET 2022_50K_#1	#SINGLE ASSET 2022_50K_#2
#SINGLE ASSET 2022_50K_#3	#SINGLE ASSET 2022_50K_#4
#SINGLE ASSET 2022_50K_#5	#SINGLE ASSET 2022_50K_#6
#SINGLE ASSET 2022_50K_#7	#SINGLE ASSET 2022_50K_#8
#SINGLE ASSET 2022_50K_#9	#SINGLE ASSET 2022_50K_#10
#SINGLE ASSET 2022_50K_#11	#SINGLE ASSET 2022_50K_#12
#SINGLE ASSET 2022_50K_#13	#SINGLE ASSET 2022_50K_#14
#SINGLE ASSET 2022_50K_#15	#SINGLE ASSET 2022_50K_#16
#SINGLE ASSET 2022_50K_#17	#SINGLE ASSET 2022_50K_#18
#SINGLE ASSET 2022_50K_#19	#SINGLE ASSET 2022_50K_#20

each a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	This designation creates twenty Series (each “a Series” and when the context requires, collectively, “the Series”) named as follows:

	#SINGLE ASSET 2022_50K_#1	#SINGLE ASSET 2022_50K_#2
	#SINGLE ASSET 2022_50K_#3	#SINGLE ASSET 2022_50K_#4
	#SINGLE ASSET 2022_50K_#5	#SINGLE ASSET 2022_50K_#6
	#SINGLE ASSET 2022_50K_#7	#SINGLE ASSET 2022_50K_#8
	#SINGLE ASSET 2022_50K_#9	#SINGLE ASSET 2022_50K_#10
	#SINGLE ASSET 2022_50K_#11	#SINGLE ASSET 2022_50K_#12
	#SINGLE ASSET 2022_50K_#13	#SINGLE ASSET 2022_50K_#14
	#SINGLE ASSET 2022_50K_#15	#SINGLE ASSET 2022_50K_#16
	#SINGLE ASSET 2022_50K_#17	#SINGLE ASSET 2022_50K_#18
	#SINGLE ASSET 2022_50K_#19	#SINGLE ASSET 2022_50K_#20

The name of any Series may be changed by the Manager in its sole discretion – see “Series Asset” below

Date of establishment	Each of the Series was established on May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of each of the Series with effect from the effective date hereof and shall continue to act as the Managing Member of each of the Series until the respective dissolution of any of the Series pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	As described in the Offering Document, the Series are “blind pool” offerings” and the Series Assets of each of the Series, once identified and acquired, shall be disclosed to Investor Members. At the time of the acquisition of Series Assets, the Manager also is authorized to change the name of any Series to reflect, in the sole discretion of the Manager, the Series Assets that have been acquired.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 54 of 67

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of Interests of any of the Series that the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from each of the Series sold at the Initial Offering of each of the Series Interests (excluding Interests in any of the Series acquired by any Person other than Investor Members).

Other rights	Holders of Interests in any of the Series shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Interests of any of the Series.

Officers	There shall initially be no specific officers associated with any of the Series, although, the Managing Member may appoint Officers of any of the Series from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 55 of 67

Schedule XX to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 454

Series Designations of

#SINGLE ASSET 2022_100K_#1	#SINGLE ASSET 2022_100K_#2
#SINGLE ASSET 2022_100K_#3	#SINGLE ASSET 2022_100K_#4
#SINGLE ASSET 2022_100K_#5	#SINGLE ASSET 2022_100K_#6
#SINGLE ASSET 2022_100K_#7	#SINGLE ASSET 2022_100K_#8
#SINGLE ASSET 2022_100K_#9	#SINGLE ASSET 2022_100K_#10
#SINGLE ASSET 2022_100K_#11	#SINGLE ASSET 2022_100K_#12
#SINGLE ASSET 2022_100K_#13	#SINGLE ASSET 2022_100K_#14
#SINGLE ASSET 2022_100K_#15	#SINGLE ASSET 2022_100K_#16
#SINGLE ASSET 2022_100K_#17	#SINGLE ASSET 2022_100K_#18
#SINGLE ASSET 2022_100K_#19	#SINGLE ASSET 2022_100K_#20

each a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	This designation creates twenty Series (each “a Series” and when the context requires, collectively, “the Series”) named as follows:
	#SINGLE ASSET 2022_100K_#1	#SINGLE ASSET 2022_100K_#2
	#SINGLE ASSET 2022_100K_#3	#SINGLE ASSET 2022_100K_#4
	#SINGLE ASSET 2022_100K_#5	#SINGLE ASSET 2022_100K_#6
	#SINGLE ASSET 2022_100K_#7	#SINGLE ASSET 2022_100K_#8
	#SINGLE ASSET 2022_100K_#9	#SINGLE ASSET 2022_100K_#10
	#SINGLE ASSET 2022_100K_#11	#SINGLE ASSET 2022_100K_#12
	#SINGLE ASSET 2022_100K_#13	#SINGLE ASSET 2022_100K_#14
	#SINGLE ASSET 2022_100K_#15	#SINGLE ASSET 2022_100K_#16
	#SINGLE ASSET 2022_100K_#17	#SINGLE ASSET 2022_100K_#18
	#SINGLE ASSET 2022_100K_#19	#SINGLE ASSET 2022_100K_#20

The name of any Series may be changed by the Manager in its sole discretion – see “Series Asset” below

Date of establishment	Each of the Series was established on May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of each of the Series with effect from the effective date hereof and shall continue to act as the Managing Member of each of the Series until the respective dissolution of any of the Series pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	As described in the Offering Document, the Series are “blind pool” offerings” and the Series Assets of each of the Series, once identified and acquired, shall be disclosed to Investor Members. At the time of the acquisition of Series Assets, the Manager also is authorized to change the name of any Series to reflect, in the sole discretion of the Manager, the Series Assets that have been acquired.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 56 of 67

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of Interests of any of the Series that the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from each of the Series sold at the Initial Offering of each of the Series Interests (excluding Interests in any of the Series acquired by any Person other than Investor Members).

Other rights	Holders of Interests in any of the Series shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Interests of any of the Series.

Officers	There shall initially be no specific officers associated with any of the Series, although, the Managing Member may appoint Officers of any of the Series from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 57 of 67

Schedule XXI to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 455

Series Designations of

#SINGLE ASSET 2022_250K_#1

#SINGLE ASSET 2022_250K_#2

#SINGLE ASSET 2022_250K_#3

#SINGLE ASSET 2022_250K_#4

#SINGLE ASSET 2022_250K_#5

#SINGLE ASSET 2022_250K_#6

#SINGLE ASSET 2022_250K_#7

#SINGLE ASSET 2022_250K_#8

#SINGLE ASSET 2022_250K_#9

#SINGLE ASSET 2022_250K_#10
each a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series

This designation creates ten Series (each “a Series” and when the context requires, collectively, “the Series”) named as follows:

#SINGLE ASSET 2022_250K_#1

#SINGLE ASSET 2022_250K_#2

#SINGLE ASSET 2022_250K_#3

#SINGLE ASSET 2022_250K_#4

#SINGLE ASSET 2022_250K_#5

#SINGLE ASSET 2022_250K_#6

#SINGLE ASSET 2022_250K_#7

#SINGLE ASSET 2022_250K_#8

#SINGLE ASSET 2022_250K_#9

#SINGLE ASSET 2022_250K_#10

The name of any Series may be changed by the Manager in its sole discretion – see “Series Asset” below

Date of establishment	Each of the Series was established on May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of each of the Series with effect from the effective date hereof and shall continue to act as the Managing Member of each of the Series until the respective dissolution of any of the Series pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	As described in the Offering Document, the Series are “blind pool” offerings” and the Series Assets of each of the Series, once identified and acquired, shall be disclosed to Investor Members. At the time of the acquisition of Series Assets, the Manager also is authorized to change the name of any Series to reflect, in the sole discretion of the Manager, the Series Assets that have been acquired.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 58 of 67

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of Interests of any of the Series that the Company can issue may not exceed the purchase price, in the aggregate, of $250,000.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from each of the Series sold at the Initial Offering of each of the Series Interests (excluding Interests in any of the Series acquired by any Person other than Investor Members).

Other rights	Holders of Interests in any of the Series shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Interests of any of the Series.

Officers	There shall initially be no specific officers associated with any of the Series, although, the Managing Member may appoint Officers of any of the Series from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 59 of 67

Schedule XXII to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 456

Series Designations of

#SINGLE ASSET 2022_500K_#1

#SINGLE ASSET 2022_500K_#2

#SINGLE ASSET 2022_500K_#3

#SINGLE ASSET 2022_500K_#4

#SINGLE ASSET 2022_500K_#5

#SINGLE ASSET 2022_500K_#6

#SINGLE ASSET 2022_500K_#7

each a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series

This designation creates seven Series (each “a Series” and when the context requires, collectively, “the Series”) named as follows:

#SINGLE ASSET 2022_500K_#1

#SINGLE ASSET 2022_500K_#2

#SINGLE ASSET 2022_500K_#3

#SINGLE ASSET 2022_500K_#4

#SINGLE ASSET 2022_500K_#5

#SINGLE ASSET 2022_500K_#6

#SINGLE ASSET 2022_500K_#7

The name of any Series may be changed by the Manager in its sole discretion – see “Series Asset” below

Date of establishment	Each of the Series was established on May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of each of the Series with effect from the effective date hereof and shall continue to act as the Managing Member of each of the Series until the respective dissolution of any of the Series pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	As described in the Offering Document, the Series are “blind pool” offerings” and the Series Assets of each of the Series, once identified and acquired, shall be disclosed to Investor Members. At the time of the acquisition of Series Assets, the Manager also is authorized to change the name of any Series to reflect, in the sole discretion of the Manager, the Series Assets that have been acquired.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 60 of 67

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of Interests of any of the Series that the Company can issue may not exceed the purchase price, in the aggregate, of $500,000.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from each of the Series sold at the Initial Offering of each of the Series Interests (excluding Interests in any of the Series acquired by any Person other than Investor Members).

Other rights	Holders of Interests in any of the Series shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Interests of any of the Series.

Officers	There shall initially be no specific officers associated with any of the Series, although, the Managing Member may appoint Officers of any of the Series from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 61 of 67

Schedule XXIII to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 457

Series Designations of

#SINGLE ASSET 2022_1M_#1

#SINGLE ASSET 2022_1M_#2

#SINGLE ASSET 2022_1M_#3

#SINGLE ASSET 2022_1M_#4

#SINGLE ASSET 2022_1M_#5

each a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series

This designation creates five Series (each “a Series” and when the context requires, collectively, “the Series”) named as follows:

#SINGLE ASSET 2022_1M_#1

#SINGLE ASSET 2022_1M_#2

#SINGLE ASSET 2022_1M_#3

#SINGLE ASSET 2022_1M_#4

#SINGLE ASSET 2022_1M_#5

The name of any Series may be changed by the Manager in its sole discretion – see “Series Asset” below

Date of establishment	Each of the Series was established on May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of each of the Series with effect from the effective date hereof and shall continue to act as the Managing Member of each of the Series until the respective dissolution of any of the Series pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	As described in the Offering Document, the Series are “blind pool” offerings” and the Series Assets of each of the Series, once identified and acquired, shall be disclosed to Investor Members. At the time of the acquisition of Series Assets, the Manager also is authorized to change the name of any Series to reflect, in the sole discretion of the Manager, the Series Assets that have been acquired.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 62 of 67

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of Interests of any of the Series that the Company can issue may not exceed the purchase price, in the aggregate, of $1,000,000.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from each of the Series sold at the Initial Offering of each of the Series Interests (excluding Interests in any of the Series acquired by any Person other than Investor Members).

Other rights	Holders of Interests in any of the Series shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Interests of any of the Series.

Officers	There shall initially be no specific officers associated with any of the Series, although, the Managing Member may appoint Officers of any of the Series from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 63 of 67

Schedule XXIV to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 458

Series Designation of

#CURATED PORFOLIO 2022_1.5M_#1,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	This designation creates one Series named as follows: #CURATED PORFOLIO 2022_1.5M_#1 The name of the Series may be changed by the Manager in its sole discretion – see “Series Asset” below
Date of establishment	The Series was established on May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of the Series with effect from the effective date hereof and shall continue to act as the Managing Member of the Series until the dissolution of the Series pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	As described in the Offering Document, the Series is a “blind pool” offering” and the Series Assets of the Series, once identified and acquired, shall be disclosed to Investor Members. At the time of the acquisition of Series Assets, the Manager also is authorized to change the name of the Series to reflect, in the sole discretion of the Manager, the Series Assets that have been acquired.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of Interests of the Series that the Company can issue may not exceed the purchase price, in the aggregate, of $1,500,000.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from the Series sold at the Initial Offering of the Series Interests (excluding Interests in the Series acquired by any Person other than Investor Members).

Other rights	Holders of Interests in the Series shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Interests of the Series.

Officers	There shall initially be no specific officers associated with the Series, although, the Managing Member may appoint Officers of the Series from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 64 of 67

Schedule XXV to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 459

Series Designation of

#CURATED PORFOLIO 2022_2M_#1,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	This designation creates one Series named as follows: #CURATED PORFOLIO 2022_2M_#1 The name of the Series may be changed by the Manager in its sole discretion – see “Series Asset” below
Date of establishment	The Series was established on May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of the Series with effect from the effective date hereof and shall continue to act as the Managing Member of the Series until the dissolution of the Series pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	As described in the Offering Document, the Series is a “blind pool” offering” and the Series Assets of the Series, once identified and acquired, shall be disclosed to Investor Members. At the time of the acquisition of Series Assets, the Manager also is authorized to change the name of the Series to reflect, in the sole discretion of the Manager, the Series Assets that have been acquired.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of Interests of the Series that the Company can issue may not exceed the purchase price, in the aggregate, of $2,000,000.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from the Series sold at the Initial Offering of the Series Interests (excluding Interests in the Series acquired by any Person other than Investor Members).

Other rights	Holders of Interests in the Series shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Interests of the Series.

Officers	There shall initially be no specific officers associated with the Series, although, the Managing Member may appoint Officers of the Series from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 65 of 67

Schedule XXVI to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 460

Series Designation of

#CURATED PORFOLIO 2022_3M_#1,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	This designation creates one Series named as follows: #CURATED PORFOLIO 2022_3M_#1 The name of the Series may be changed by the Manager in its sole discretion – see “Series Asset” below
Date of establishment	The Series was established on May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of the Series with effect from the effective date hereof and shall continue to act as the Managing Member of the Series until the dissolution of the Series pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	As described in the Offering Document, the Series is a “blind pool” offering” and the Series Assets of the Series, once identified and acquired, shall be disclosed to Investor Members. At the time of the acquisition of Series Assets, the Manager also is authorized to change the name of the Series to reflect, in the sole discretion of the Manager, the Series Assets that have been acquired.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of Interests of the Series that the Company can issue may not exceed the purchase price, in the aggregate, of $3,000,000.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from the Series sold at the Initial Offering of the Series Interests (excluding Interests in the Series acquired by any Person other than Investor Members).

Other rights	Holders of Interests in the Series shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Interests of the Series.

Officers	There shall initially be no specific officers associated with the Series, although, the Managing Member may appoint Officers of the Series from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 66 of 67

Schedule XXVII to Seventeenth Amendment to Collectable Sports Assets, LLC
Amended and Restated Limited Liability Company Agreement

Exhibit 461

Series Designation of

#CURATED PORFOLIO 2022_5M_#1,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	This designation creates one Series named as follows: #CURATED PORFOLIO 2022_5M_#1 The name of the Series may be changed by the Manager in its sole discretion – see “Series Asset” below
Date of establishment	The Series was established on May 25, 2022

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of the Series with effect from the effective date hereof and shall continue to act as the Managing Member of the Series until the dissolution of the Series pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	As described in the Offering Document, the Series is a “blind pool” offering” and the Series Assets of the Series, once identified and acquired, shall be disclosed to Investor Members. At the time of the acquisition of Series Assets, the Manager also is authorized to change the name of the Series to reflect, in the sole discretion of the Manager, the Series Assets that have been acquired.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of Interests of the Series that the Company can issue may not exceed the purchase price, in the aggregate, of $5,000,000.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from the Series sold at the Initial Offering of the Series Interests (excluding Interests in the Series acquired by any Person other than Investor Members).

Other rights	Holders of Interests in the Series shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of Interests of the Series.

Officers	There shall initially be no specific officers associated with the Series, although, the Managing Member may appoint Officers of the Series from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Seventeenth Amendment to LLC Operating Agreement – Collectable Sports Assets, LLC – Page 67 of 67